Exhibit 10.1 1 Certain exhibits to this Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. For a brief description of the contents of these omitted exhibits and schedules, refer to Omitted Exhibits and Schedules Disclosure List included as part of this Exhibit 10.1. The Company hereby undertakes to furnish supplementally a copy of any omitted exhibit or schedule upon request to the U.S. Securities and Exchange Commission. This Loan Agreement (“Agreement”) is made and entered into as of October 12, 2022 (the “Closing Date”), by and among Utz Quality Foods, LLC, a Delaware limited liability company (the “Lead Borrower”), Kennedy Endeavors, LLC, a Washington limited liability company (“Kennedy”), Condor Snack Foods, LLC, a Delaware limited liability company (“Condor”, and together with the Lead Borrower and Kennedy, each a “Borrower" and collectively, the “Borrowers”), the Lenders (as defined below) from time to time party hereto and City National Bank, a national banking association (“CNB”), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). 1. RECITALS. This Agreement is made with reference to the following facts: Initial Loan. The Borrowers have requested that the Lenders make a loan (the “Initial Loan”) to the Borrowers on the Closing Date in an original aggregate principal amount equal to Eighty Eight Million One Hundred Forty Thousand Dollars ($88,140,000) (the “Initial Loan Amount”) for the purposes described and on the terms and conditions set forth in this Agreement. Each Lender (on a several but not joint basis) that is a party hereto as of the Closing Date desires to make a portion of the Initial Loan to the Borrowers in an amount equal to its pro rata share of the Initial Commitments, in each case, on the terms and subject to the conditions set forth in this Agreement. Security Instruments. The Obligations are secured by, among other things, each Security Instrument described on Schedule 1 attached hereto (as such schedule may be supplemented with respect to any Specified Security Instrument pursuant to the terms of any Incremental Amendment) (each, a “Security Instrument”), each of which is executed by a Borrower in favor of the Administrative Agent, for the benefit of the Lenders, and each of which covers certain real property owned by such Borrower as more fully described on Schedule 1 attached hereto (as such schedule may be supplemented with respect to any Specified Property pursuant to the terms of any Incremental Amendment) (each, a “Property” and collectively, the “Properties”) and other collateral specifically described therein and relating to each Property. Indemnity Agreement. The Borrowers are, concurrently herewith, executing an unsecured Environmental Indemnity Agreement (“Indemnity Agreement”) in connection with the Loan. Notwithstanding any provision of any Loan Document to the contrary, the obligations of the Borrowers under the Indemnity Agreement are not, and shall not, be secured by the Security Instruments. NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

2 2. DEFINITIONS. As used in this Agreement, these terms have the following meanings: “ABL Credit Agreement” means that certain ABL Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date and in effect as of the Closing Date), among the Lead Borrower, the other affiliates of the Lead Borrower party thereto, the lenders and letter of credit issuers party thereto and Bank of America, N.A., as administrative agent and collateral agent. “Adjusted Term SOFR Rate” means Term SOFR plus 0.10% (10.0 basis points). “Administrative Agent” is defined in the preamble of this Agreement. “Administrative Questionnaire” means a customary administrative questionnaire as may be supplied from time to time by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “All-In Yield” means, as to any indebtedness, the yield thereof at the time of determination, whether in the form of interest rate, margin, OID, upfront fees, a Term SOFR or Prime Rate floor or otherwise; provided that OID and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of incurrence of the applicable indebtedness). “Applicable Margin” means (a) in the case of a Prime Rate Loan, 1.00% (100 basis points) and (b) in the case of a Term SOFR Loan, 2.00% (200 basis points). “Appraisal” means a written appraisal report of a Property as the term “appraisal” is defined in the Code of Professional Ethics of the Appraisal Institute, meeting the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 (and all other rules and regulations applicable to the Administrative Agent and the Lenders), prepared by a professional appraiser retained by the Administrative Agent at the Borrowers’ expense, who is a member of the Appraisal Institute, addressed to the Administrative Agent and in form, scope and substance satisfactory to the Administrative Agent in its sole discretion. “Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an assignee (with the consent of the Borrowers to the extent such consent is required by the terms of this Agreement), and accepted by the Administrative Agent, substantially in the form of Exhibit “E” or such other form as shall be approved by the Administrative Agent. “Benchmark” is defined in Section 6.2. “Benchmark Replacement” is defined in Section 6.1. “Benchmark Replacement Date” is defined in Section 6.1.

3 “Benchmark Transition Event” is defined in Section 6.2. “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. §1010.230. “Borrowers’ Funds” is defined in Section 8.3.2. “Borrowers’ Funds Account” means a non-interest-bearing account at CNB in the name of the Lead Borrower and any Borrowers’ Funds on deposit in that account. “Business Day” means a day that the Administrative Agent’s head office in Los Angeles, California, or any successor Administrative Agent’s head office, is open and conducts a substantial portion of its business; provided, that when used in connection with a Term SOFR Loan, or any other calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Cash Management Obligations” means obligations owed by any Borrower in respect of or in connection with any Cash Management Services. “Cash Management Services” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer, ACH transactions and other cash management arrangements. “Change in Law” means (a) the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any governmental authority, and (iii) the making or issuance of any request, rule, guideline, capital order or directive (whether or not having the force of law) by any governmental authority, (b) all rules, guidelines, capital orders or directives thereunder or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act regardless of when enacted and (c) all rules, guidelines, capital orders or directives promulgated by the Administrative Agent for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States financial services regulatory authorities, including among other things, Basel III capital requirements, regardless of when enacted. “Claim” means any controversy, lawsuit, breach, or dispute arising out of or relating to this Agreement or any other Loan Document. “Closing Date” is defined in the preamble of this Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means all assets and other property of the Borrowers in respect of which the Administrative Agent, for the benefit of the Lenders, has been specifically granted a Lien pursuant to the Loan Documents.

4 “Commitment” means, with respect to any Lender, such Lender’s Initial Commitment or Incremental Commitment, as applicable. “Company Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrowers and their respective Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Borrowers (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Borrowers is a party, (c) a material adverse effect on the Properties (taken as a whole) or (d) a material adverse effect on the rights and remedies of the Lenders or the Administrative Agent under any Loan Document. “Compliance Certificate” means a compliance certificate substantially in the form of Exhibit “C” or such other form as shall be approved by the Administrative Agent. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day”, the definition of “Interest Period”, or any similar or analogous definition, if applicable, the addition of a concept of “interest period”, if applicable, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of any prepayment fee provisions and other technical, administrative or operational matters) to this Agreement and the other Loan Documents that the Administrative Agent reasonably decides (in consultation with the Lead Borrower) may be appropriate to reflect the adoption and implementation of any such rate and to permit the administration thereof by the Administrative Agent in a manner the Administrative Agent reasonably determines (in consultation with the Lead Borrower) in connection with the administration of this Agreement and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such changes will become effective without any further action or consent of the Borrowers or any other Person. “Control” and its correlative terms, “Controlling” or “Controlled” and similar terms mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities or other equity interests, by contract or otherwise. “Covenant Trigger Period” shall have the meaning given to such term in the ABL Credit Agreement (with reference to any terms used in such definition and not otherwise defined herein as such terms are defined in the ABL Credit Agreement); provided, that in the event the ABL Credit Agreement is replaced with a Replacement ABL Credit Agreement, “Covenant Trigger Period” shall have the meaning given to such term (or equivalent term as determined by the Administrative Agent in its reasonable discretion) in such Replacement ABL Credit Agreement (with reference to any terms used in such definition and not otherwise defined herein as such terms are defined in such Replacement ABL Credit Agreement); provided, further, that if at any time the ABL Credit Agreement or any Replacement ABL Credit Agreement has been terminated or replaced or refinanced by a credit agreement that is not a Replacement ABL Credit Agreement, a “Covenant Trigger Period” shall be deemed to exist at all times.

5 “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default Rate” means a rate per annum equal to two percent (2%) in excess of the Prime Rate. “Disbursement” means an Initial Loan Disbursement or an Incremental Loan Disbursement, as applicable. “Disbursement Schedule” means the Initial Loan Disbursement Schedule or an Incremental Loan Disbursement Schedule, as applicable. “Disqualified Institution” means (a) any person identified in writing by the Lead Borrower to the Administrative Agent prior to the Closing Date, (b) any Person that is a competitor of any Borrower and/or any parent entity or subsidiary of a Borrower that was identified in writing by the Lead Borrower to the Administrative Agent prior to the Closing Date or to the Administrative Agent from time to time and (c) any Affiliate (other than in the case of clause (b) any bona fide debt fund affiliate of such Person) of any Person described in clauses (a) and (b) hereof that is (x) reasonably identifiable as an Affiliate of such Person on the basis of such Affiliate’s name or (y) identified in writing from time to time to the Administrative Agent by the Lead Borrower. The schedule of Disqualified Institutions shall be maintained with the Administrative Agent and may be communicated to a Lender upon request to the Administrative Agent (with concurrent notice to the Borrower) but shall not otherwise be posted or made available to Lenders. “Eligible Assignee” means (a) any Lender or Affiliate of any Lender and (b)(i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (1) such bank is acting through a branch or agency located in the United States or (2) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; (iv) any other entity that is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) and (v) any other person as agreed in writing between the Lead Borrower and the Administrative Agent. “Eligible Assignee” shall not include any natural Person or any Disqualified Institution at the time an assignment is made. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “Event of Default” is defined in Section 14.

6 “Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made on account of any obligation of the Borrowers hereunder or under any other Loan Document (each a “Recipient”), any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in the Loan or any Commitments pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loans or any Commitments (other than pursuant to an assignment request by the Lead Borrower under Section 20) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 18, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with any of Sections 18.6, 18.8, 18.12, Error! Reference source not found., and Error! Reference source not found. and (d) any withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code (or any amended or successor version), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non- U.S. fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to any intergovernmental agreement, treaty or convention entered into in connection with the implementation of such sections of the Code or analogous provisions of non-U.S. law. “Fee Receiver” means any Person that receives, or through a participating interest participates in, any payments of Fees under the Loan Documents. “Fees” means any fees for any extension of credit under this Agreement; provided, however, in no event shall “Fees” include payments that are treated as interest for Tax purposes. “Federal Funds Effective Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (i) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto. “Fixed Charge Coverage Ratio” shall have the meaning given to such term in the ABL Credit Agreement (with reference to any terms used in such definition and not

7 otherwise defined herein as such terms are defined in the ABL Credit Agreement); provided, that in the event the ABL Credit Agreement is replaced with a Replacement ABL Credit Agreement, “Fixed Charge Coverage Ratio” shall have the meaning given to such term (or equivalent term as determined by the Administrative Agent in its reasonable discretion) in such Replacement ABL Credit Agreement (with reference to any terms used in such definition and not otherwise defined herein as such terms are defined in such Replacement ABL Credit Agreement). For the avoidance of doubt, (a) if the ABL Credit Agreement has not been replaced by a Replacement ABL Credit Agreement and the ABL Credit Agreement is terminated or replaced or refinanced by a credit agreement that is not a Replacement ABL Credit Agreement, “Fixed Charge Coverage Ratio” shall continue to have the meaning given to such term in the ABL Credit Agreement (with reference to any terms used in such definition and not otherwise defined herein as such terms are defined in the ABL Credit Agreement) as if the ABL Credit Agreement had not been terminated, replaced or refinanced and (b) if the ABL Credit Agreement has been replaced by a Replacement ABL Credit Agreement and such Replacement ABL Credit Agreement is terminated or replaced or refinanced by a credit agreement that is not a Replacement ABL Credit Agreement, “Fixed Charge Coverage Ratio” shall continue to have the meaning given to such term in such Replacement ABL Credit Agreement (with reference to any terms used in such definition and not otherwise defined herein as such terms are defined in such Replacement ABL Credit Agreement) as if such Replacement ABL Credit Agreement had not been terminated, replaced or refinanced. “GAAP” means generally accepted accounting principles and practices, consistently applied. “Governmental Authority” means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hanover Environmental Consent” means that certain Environmental Covenant, acknowledged by the Lead Borrower and approved by the Commonwealth of Pennsylvania, Department of Environmental Protection on November 9, 2011 and recorded on April 23, 2021. “Hanover Property” means that certain Property owned by the Lead Borrower and located at 861 Carlisle Street, Hanover, Pennsylvania 17331. “Incremental Amendment” means an amendment to this Agreement in connection with the establishment of an Incremental Commitment substantially in the form of Exhibit “F” or such other form as shall be approved by the Administrative Agent. “Incremental Commitment” is defined in Section 4.3.1. “Incremental Commitment Conditions” means satisfaction of the conditions set forth in Section VII of the applicable Incremental Amendment.

8 “Incremental Lender” means each Person that provides an Incremental Commitment (and funds Incremental Loans) pursuant to one or more Incremental Amendments. “Incremental Loan” is defined in Section 4.3.1. “Incremental Loan Amortization Amount” is defined in the applicable Incremental Amendment (with respect to the Incremental Loans made pursuant thereto) (it being understood and agreed that such amount may exceed 1.00% per quarter to the extent necessary to ensure that any such Incremental Loan has the same terms as, and is fungible with, the Initial Loan). “Incremental Loan Amount” is defined in the applicable Incremental Amendment (with respect to the Incremental Loans made pursuant thereto). “Incremental Loan Disbursement” means the Administrative Agent’s disbursement of an Incremental Loan or any portion thereof (in each case, following receipt thereof by the Administrative Agent from the applicable Incremental Lenders) in accordance with the terms and provisions of this Agreement and the applicable Incremental Amendment. “Incremental Loan Disbursement Schedule” means the disbursement schedule attached as Exhibit "A" to the applicable Incremental Amendment. “Indemnification Action” is defined in Section 25.4.2. “Indemnified Person” is defined in Section 25.4.2. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnity Agreement” is defined in Section 1.3. “Information” is defined in Section 25.9. “Initial Commitment” means, with respect to each Lender, such Lender’s commitment to make the Initial Loan (or a portion thereof) in the amount set forth beside such Lender’s name under the heading “Initial Commitment” on Schedule 2 attached hereto or in the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, as such amount may be reduced pursuant to Section 4.1.2. “Initial Loan” is defined in Section 1.1. “Initial Loan Amortization Amount” means an amount equal to 1.00% of the Initial Loan Amount. “Initial Loan Amount” is defined in Section 1.1.

9 “Initial Loan Disbursement” means the Administrative Agent’s disbursement of the Initial Loan or any portion thereof in accordance with the terms and provisions of this Agreement. “Initial Loan Disbursement Schedule” means the disbursement schedule attached hereto as Exhibit "A". “Interest Payment Date” means (a) with respect to Term SOFR Loans, the last day of any applicable Interest Period, the final maturity date of such Loan, the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof and the date on which this Agreement is terminated pursuant to the terms hereof and (b) with respect to Prime Rate Loans, the last Business Day of each fiscal quarter, the final maturity date of such Loan, the date on which all or any portion of the Obligations are accelerated pursuant to the terms hereof and the date on which this Agreement is terminated pursuant to the terms hereof. “Interest Period” means, with respect to any Term SOFR Loan, the period commencing on the date such Term SOFR Loan is made (including the date a Prime Rate Loan is converted to a Term SOFR Loan or a Term SOFR Loan is continued) and ending on the numerically corresponding day of the calendar month that is one, three or six months thereafter, as specified in the Notice of Borrowing/Interest Selection (in each case subject to the availability thereof); provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period; provided, however, no Interest Period may extend beyond the Maturity Date. “Insolvency Proceeding” is defined in Section 14.9. “Insurance Requirements” means all of the requirements for insurance set forth in Exhibit “B”. “Insurer” means any insurance provider providing any insurance coverage required hereunder pursuant to the Insurance Requirements. “Involuntary Proceeding” is defined in Section 14.9. “Law” means any present or future state or local statute, law, code, rule, regulation, ordinance, order, standard, permit, license or requirement (including consent decrees, judicial decisions and administrative orders), together with all related amendments, implementing regulations and re-authorizations. “Lead Borrower” is defined in the preamble to this Agreement. “Lender Group Expenses” means, for any period of determination, all (a) costs or expenses (including taxes) required to be paid by any Borrower under any of the Loan Documents that are paid, advanced, or incurred by the Administrative Agent in accordance with the terms of the Loan Documents, (b) reasonable and documented fees

10 or charges paid or incurred by the Administrative Agent in connection with the Administrative Agent’s or any Lender’s transactions with any Borrower in respect of the Loan Documents, including: (i) fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches), filing, recording, publication, (ii) if an Event of Default has occurred and is continuing, appraisal (including periodic collateral appraisals or business valuations) to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement and (iii) if an Event of Default has occurred and is continuing, and if reasonably requested by the Administrative Agent, environmental examinations, (c) charges paid or incurred by the Administrative Agent resulting from the dishonor of checks related to this Agreement, (d) reasonable costs and out-of-pocket expenses paid or incurred by the Administrative Agent or any Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (e) third party reasonable and documented fees and out-of-pocket expenses of the Administrative Agent in respect of the Loan Documents related to (i) collateral examinations of the books of the Borrowers to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (ii) collateral examinations related to the Properties and (iii) other due diligence activities, (f) reasonable and documented costs and out-of-pocket expenses of third party claims or any other suit paid or incurred by the Administrative Agent or any Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents, (g) reasonable and documented costs and fees of the Administrative Agent’s internal examiners of real property surveys and environmental reports, (h) the Administrative Agent’s reasonable and documented costs and out-of-pocket expenses (including attorney’s fees) incurred in advising, structuring, drafting, reviewing, administering or amending the Loan Documents (but not in duplication of administrative agency fees) and (i) the Administrative Agent’s and each Lender’s reasonable and documented costs and out-of-pocket expenses incurred in terminating, enforcing (including attorneys, accountants, consultants, and other third party advisors fees and expenses incurred in connection with a “workout,” a “restructuring,” or an Insolvency Proceeding concerning any Borrower or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought; provided that clauses (h) and (i) shall be limited, in the case of attorney’s fees, to reasonable and documented out-of-pocket legal fees and expenses of (x) one firm of counsel for the Administrative Agent and all of the Lenders, taken as a whole, (y) if reasonably necessary, a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent and all such Lenders, taken as a whole, and (z) solely in the case of an actual or potential conflict of interest where the Administrative Agent and the Lenders affected by such conflict notify the Lead Borrower of the existence of such conflict and thereafter retain their own counsel, by such other one firm of counsel for the Administrative Agent and such affected Lenders, taken as a whole. “Lenders” means (a) each Person identified under the heading “Lender” on Schedule 2 attached hereto, (b) each Lender providing Incremental Commitments pursuant to an Incremental Amendment and (c) each Person that has become a party hereto as a “Lender” pursuant to an Assignment and Acceptance. “Lien” means any mortgage, deed of trust, charge, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, claim, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the

11 nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way, covenant, condition, restriction, servitude, right of first offer, right of first refusal, option, license, encroachment, encumbrance and other encumbrance or restriction or matter of record on title to real property, and any leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases having substantially the same economic effect as any of the foregoing); provided, that in no event shall an operating lease in and of itself be deemed a Lien. Notwithstanding anything in this Agreement, each lease that is classified and accounted for as an operating lease under GAAP as in effect on December 31, 2018 (whether or not such operating lease was in effect on such date) shall continue to be classified and accounted for as an operating lease (instead of being classified and accounted for as a capital lease) regardless of any change in GAAP following December 31, 2018 for purposes of this Agreement. “Loan” means the Initial Loan and any Incremental Loans. “Loan Amount” means the Initial Loan Amount plus any Incremental Loan Amount. “Loan Documents” means, individually and collectively, this Agreement, the Notes, each Incremental Amendment, the Security Instruments and each other agreement, instrument, addenda, notice or other document executed and/or delivered in connection with or related to this Agreement. “Master Agreement” is defined in the definition of Swap Transaction. “Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrowers and their respective Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Borrowers (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Borrowers is a party, (c) a material adverse effect on any Property or (d) a material adverse effect on the rights and remedies of the Lenders or the Administrative Agent under any Loan Document. “Maturity Date” means October 12, 2032. “Minimum Release Price” means, for any Property, the amount set forth on Schedule 3 attached hereto (as such schedule may be supplemented with respect to any Specified Property pursuant to the terms of any Incremental Amendment) with respect to such Property. “Net Cash Proceeds” means, with respect to any Permitted Sale of any Property, the excess, if any, of (a) the sum of cash and cash equivalents received in connection with such Permitted Sale (including any cash and cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so) over (b) the sum of (i) the out-of-pocket fees and expenses (including attorneys’ fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred in connection with such Permitted Sale, (ii) taxes paid or reasonably estimated to be payable in connection therewith and (iii) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any

12 liabilities associated with such asset or assets and retained by the Borrowers after such Permitted Sale, including liabilities related to environmental matters or against any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include the amount of any reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in this clause (iii). “Note” means a promissory note issued to a Lender in respect of the Loan in an amount equal to such Lender’s Commitment in respect of the Loan. “Notice of Borrowing / Interest Selection” means that certain Notice of Borrowing / Interest Selection substantially in the form of Exhibit “D” or such other form as shall be approved by the Administrative Agent. “Obligations” means all present and future liabilities and obligations of the Borrowers under (a) the Loan Documents of every kind and nature, matured or unmatured, direct or indirect, absolute or contingent, joint or several, including any extensions and renewals and supplements thereof and substitutions therefor, (b) Secured Swap Transactions and (c) Secured Cash Management Agreements. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in the Loan or any Loan Document). “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, in each case other than Excluded Taxes or any Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 22). “Participant” is defined in Section 17.6. “Participant Register” is defined in Section 17.6. "Payment in Full" means the payment in full in cash of all Obligations (other than (i) contingent indemnification obligations to the extent no claim giving rise thereto has been asserted, (ii) any Secured Swap Transaction that, at the time of determination, is either (x) allowed by the Secured Swap Counterparty that is a party thereto to remain outstanding, (y) not required to be repaid or otherwise terminated pursuant to the provisions of any document governing such Secured Swap Transaction or (z) the obligations in respect of which have been cash collateralized in an amount and on terms that are acceptable to the Secured Swap Counterparty that is a party thereto and (iii) Secured Cash Management Agreements), and the termination of all commitments to lend hereunder or other obligations of the Administrative Agent and the Lenders to provide any additional credit or extensions or credit hereunder or under any other Loan Document.

13 “PBGC” is defined in Section 10.8.2. “Permitted Liens” means: (a) Liens for Taxes, levies, assessments or other imposts not yet due or which Taxes, levies, assessments or other imposts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) Liens on a Property of a Borrower imposed by Requirements of Law or that consist of statutory Liens of mechanic’s, carrier’s, workmen’s, repairmen’s, warehousemen’s, materialmen’s or similar Liens arising or incurred in the ordinary course of business, which Liens, in each case, (i) do not secure indebtedness for borrowed money, (ii) do not, in the aggregate, materially detract from the value of such Property, (iii) do not materially impair the use of such Property in the operation of the business of the Borrowers and (iv) if such Liens secure obligations that are then due and unpaid, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (c) Liens arising out of judgments, attachments or awards not resulting in an Event of Default or a Potential Event of Default, (d) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts maintained by a Borrower, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts only owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements and not securing debt for borrowed money, (e) Liens granted pursuant to the Security Instruments to secure the Obligations, (f) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code (or the equivalent thereof in any foreign jurisdiction), in each case covering only the items being collected upon, (g) Liens consisting of easements, covenants, rights-of-way, restrictions, conditions, encroachments, zoning, setback requirements and other minor defects, imperfections or irregularities in title and other matters of record, in each case identified as exceptions in the Title Policies delivered to the Administrative Agent on the Closing Date (or, in the case of a Specified Property, on the effective date of the applicable Incremental Amendment) or as the Administrative Agent may from time to time approve in writing (such approval to be given in the Administrative Agent’s sole but reasonable discretion), (h) those Liens described on Schedule 4 attached hereto (as such schedule may be supplemented with respect to any Specified Property pursuant to the terms of any Incremental Amendment) and (i) those Liens, if any, from time to time approved by the Administrative Agent in writing (such approval to be given in the Administrative Agent’s sole but reasonable discretion). “Permitted Sale” is defined in Section 11.2.6. “Person” means any individual or entity. “Potential Event of Default” means any condition that with the giving of notice or passage of time or both would, unless cured or waived, become an Event of Default. “Prime Rate” means a rate per annum equal to the greater of (a) the rate most recently announced by the Administrative Agent at its principal office in Los Angeles, California, or such rate as announced by any successor Administrative Agent, as its “Prime Rate” and (b) zero percent (0%). Any change in the rate resulting from a change in the Prime Rate will become effective on the day on which each change in the Prime Rate is announced by the Administrative Agent or a successor thereto.

14 “Prime Rate Loan” means any Loan bearing interest based upon the Prime Rate. “Proceeds” is defined in Section 8.3.1. “Property” and “Properties” are defined in Section 1.2. “Property Situs” means the State where a Property is located. “Recipient” is defined in the definition of “Excluded Taxes”. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Replacement ABL Credit Agreement” means any credit agreement that refinances or replaces, in full and not in part, the ABL Credit Agreement (or any previous Replacement ABL Credit Agreement) solely to the extent that such credit agreement includes a fixed charge coverage ratio financial covenant on substantially the same terms as the fixed charge coverage ratio financial covenant that is contained in the ABL Credit Agreement (or any previous Replacement ABL Credit Agreement). “Required Lenders” means, at any time, Lenders having more than 50.0% of (a) until the Closing Date, the Commitments then in effect and (b) after the Closing Date, the sum of all Loans outstanding. “Requirements of Law” means, collectively, any and all requirements of any Governmental Authority, including any and all Laws. “Resignation Effective Date” is defined in Section 27.6.1. “Restricted Subsidiary” shall have the meaning given to such term in the ABL Credit Agreement. “Security Instrument” is defined in Section 1.2. “Secured Cash Management Agreement” means (a) any Cash Management Obligation that is entered into by and between any Borrower and the Administrative Agent (or one or more of its Affiliates) and (b) any Cash Management Obligation that is entered into by and between any Borrower and any Person that is a Lender (or one or more of its Affiliates) and designated by the Lead Borrower and such Lender (or its Affiliate) in writing to the Administrative Agent as a “Secured Cash Management Agreement.” “Secured Swap Counterparty” means (a) the Administrative Agent (or one or more of its Affiliates) or (b) any Person that is a Lender (or one or more of its Affiliates) and designated by the Lead Borrower and such Lender (or its Affiliate) in writing to the Administrative Agent as a “Secured Swap Counterparty.” “Secured Swap Transaction” means any Swap Transaction that is entered into by and between any Borrower and a Secured Swap Counterparty.

15 “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Specified Property” has the meaning set forth in each Incremental Amendment; provided that in no event shall a Specified Property be a Property other than (a) that certain Property owned by the Lead Borrower and located at 900 High Street, Hanover, Pennsylvania 17331 or (b) that certain Property owned by the Lead Borrower and located at 350 Kindig Lane, Hanover, Pennsylvania 17331. “Specified Security Instrument” has the meaning set forth in each Incremental Amendment. “Subsidiary” means any Person, the majority of whose voting interests are at any time owned, directly or indirectly, by a Borrower. "Swap Transaction" means (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond prince or bond index swaps or options or forward bond or forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross- currency rate swap transactions, currency options, or any other similar transactions or any combination of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement; or (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement (any such master agreement, together with any related schedules, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Tax” or “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, fees or withholdings (including backup withholding) imposed by any Governmental Authority in the nature of a tax, including any interest, additions to tax or penalties applicable thereto. “Term Loan Credit Agreement” means (a) that certain First Lien Term Loan Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), among the Lead Borrower, the other affiliates of the Lead Borrower party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent and collateral agent, and (b) any credit agreement that refinances, renews, extends or otherwise replaces the credit agreement referred to in the immediately preceding clause (a) in full.

16 “Term SOFR” means, for any Interest Period for a Term SOFR Loan, the greater of (a) the Term SOFR Reference Rate (rounded upward to the next one-sixteenth (1/16th) of one percent (0.0625%), if necessary) for a tenor comparable to the applicable Interest Period on the day that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and (b) zero percent (0%). “Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Loan” means any Loan bearing interest based upon Term SOFR. “Term SOFR Reference Rate” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Title Insurer” means Fidelity National Title Insurance Company or any other title insurance company (and such re-insurers and co-insurers as the Administrative Agent may require) reasonably acceptable to the Administrative Agent. “Title Policy” and “Title Policies” are defined in Section 7.1. “Type” means, with respect to the Loan, its character as a Prime Rate Loan or a Term SOFR Loan. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Utz Holdings” means Utz Brands Holdings, LLC. “Utz Parent” means Utz Brands, Inc. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” is defined in Section 18.6.2. “Voluntary Proceeding” is defined in Section 14.8. 3. THE LOANS. Use of Proceeds. On the basis of the covenants, agreements and representations of the Borrowers contained herein, and subject to the terms and conditions hereinafter set forth, the Lenders agree to lend to the Borrowers on the Closing Date in accordance with their pro rata share of the Initial Commitment (and on a several and not joint basis), an amount hereunder equal to the Initial Loan Amount on the Closing Date, to be used exclusively for the payment of the following:

17 Capital Expenditures. Costs and expenses of the Lead Borrower and its Subsidiaries incurred in connection with certain capital expenditure and supply chain enhancement projects of the Lead Borrower and its Subsidiaries; General Corporate Purposes. Other costs and expenses incurred by the Lead Borrower and its Subsidiaries for general corporate purposes of the Lead Borrower and its Subsidiaries; Fees and Expenses. Costs, fees and expenses of the Borrowers incurred in connection with the Initial Loan or that may accrue or be payable under the Loan Documents (including costs, fees and expenses of the Administrative Agent and the Lenders that are reimbursable by the Borrowers hereunder); and Other. Other costs and expenses incidental to the Initial Loan, the Borrowers’ undertakings in this Agreement or any of the other Loan Documents, or any other matters or things contemplated hereby, all as set forth in the Initial Loan Disbursement Schedule. Pro Rata Treatment. Except as required under Section 3.3.5, the borrowing of any Loans, each payment or prepayment of principal in respect of the Loans, each payment of interest on the Loans, each conversion of Loans and each continuation of Loans shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated or reduced, in accordance with the respective principal amounts of the Loan owing to such Lender). Interest And Default Rate. Interest. Subject to the provisions of Section 6.2, (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable borrowing date at a rate per annum equal to the Adjusted Term SOFR Rate for such Interest Period plus the Applicable Margin and (ii) each Prime Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Prime Rate plus the Applicable Margin. Calculation of Interest. All computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which such Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Default Rate. Upon the occurrence and during the continuance of any Event of Default under Sections 14.1, 14.7, 14.8 or 14.9, any amount of principal in respect of the Loans not paid when due, whether at stated maturity, by acceleration or otherwise (without regard to any applicable grace periods), and any other amount under any Loan Document not paid when due, whether at stated maturity, by acceleration or otherwise (after taking into account any applicable grace

18 periods), shall thereafter bear interest at the Default Rate to the fullest extent permitted by Requirements of Law. Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Suspension of Term SOFR Loans. Each Term SOFR Loan shall be subject to the following: 3.3.5.1. If the Administrative Agent is unable to determine the applicable Term SOFR Reference Rate in respect of any Loan for any reason, or any law, regulation or governmental order, rule or determination makes it unlawful or impractical for a Lender to fund or maintain such Loan or to continue such funding or maintaining, the Administrative Agent shall give notice of such changed circumstances to the Lead Borrower thereof and all Term SOFR Loans shall be immediately converted to Prime Rate Loans. 3.3.5.2. If at any time the Administrative Agent shall notify the Lead Borrower that any applicable Term SOFR Reference Rate will not adequately reflect the cost to the Lenders of making, maintaining or continuing such Loan, all Term SOFR Loans shall be immediately converted to Prime Rate Loans. 3.3.5.3. Upon the occurrence and during the continuance of an Event of Default, all Term SOFR Loans shall be immediately converted to Prime Rate Loans. 3.3.5.4. If the Administrative Agent determines that the circumstances described in Sections 3.3.5.1, 3.3.5.2 or 3.3.5.3, no longer exist, all outstanding Prime Rate Loans shall be automatically converted into Term SOFR Loans with an Interest Period of one (1) month (with any such determination, in the absence of manifest error, being conclusive and binding for all purposes). Prepayments; Break Funding Payments. Optional Prepayments. The Borrowers may, upon notice by the Lead Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided, that (A) notice of such prepayment must be received by the Administrative Agent not later than 11:00 a.m. (Pacific time) (1) three (3) Business Days prior to any date of prepayment of Term SOFR Loans and (2) on the date of prepayment of Prime Rate Loans; (B) any prepayment of Term SOFR Loans shall be in a principal amount of not less than $500,000 or a whole multiple of $100,000 in excess thereof; and (C) any prepayment of Prime Rate Loans shall be in a principal amount of $100,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period of such Loans being repaid. If such notice is given by the Lead Borrower, the Borrowers shall make such prepayment and the

19 payment amount specified in such notice shall be due and payable on the date specified therein; provided, further that such notice may expressly state that such notice is conditioned upon the effectiveness of new credit facilities or similar new indebtedness and which effectiveness or completion will result in the immediate occurrence of Payment in Full, in which case such notice may be revoked by the Lead Borrower (by written notice to the Administrative Agent on or prior to 12:00 p.m. (Pacific time) one (1) Business Day prior to the specified notice effective date) if such condition is not satisfied or not reasonably likely to be satisfied (as reasonably determined by the Lead Borrower). Any prepayment of principal shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.4.3. All voluntary prepayments of the Term SOFR Loans shall be applied as directed by the Lead Borrower (and in the absence of any such direction, in direct order of maturity). Mandatory Prepayments. 3.4.2.1. The Borrowers shall repay the Initial Loan on the first Business Day of each fiscal quarter ending after the Closing Date, commencing with the fiscal quarter ending March 31, 2023, in an amount equal to the Initial Loan Amortization Amount (as adjusted pursuant to Sections 3.4.1, 3.4.2.3 and 3.4.2.5). 3.4.2.2. The Borrowers shall repay Incremental Loans on the first Business Day of each fiscal quarter ending after the funding date of such Incremental Loans, commencing with the first full fiscal quarter ending after such date of funding, in an amount equal to the Incremental Loan Amortization Amount with respect to such Incremental Loans as set forth in the applicable Incremental Amendment (as adjusted pursuant to Sections 3.4.1, 3.4.2.3 and 3.4.2.5). 3.4.2.3. Substantially concurrent with the consummation of a Permitted Sale of a Property, the Borrowers shall repay the Loans in an amount that is not less than the Minimum Release Price of such Property. All payments of the Loans pursuant to this Section 3.4.2.3 shall be applied pro rata to the then remaining scheduled amortization payments of the Loans (including the final bullet payment at maturity) (together with accrued and unpaid interest, premiums and fees, if any, together with any additional amounts required pursuant to Section 3.4.3). 3.4.2.4. The Borrowers shall repay the then outstanding aggregate principal amount of the Loans in full on the Maturity Date. 3.4.2.5. The Borrowers shall repay the Loans in an amount equal to the Excess Proceeds in accordance with Section 8.3.1. All payments of the Loans pursuant to this Section 3.4.2.5 shall be applied pro rata to the then remaining scheduled amortization payments of the Loans (including the final bullet payment at maturity) (together with accrued and unpaid interest, premiums and fees, if any, together with any additional amounts required pursuant to Section 3.4.3). Break Funding Payments. Upon the written demand of any Lender from time to time (with a copy of such written demand to be delivered to the

20 Administrative Agent), the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: 3.4.3.1. any continuation, conversion, payment or prepayment of any Loan (other than a Prime Rate Loan) on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, pursuant to Section 3.4.2.3 hereof, or otherwise); or 3.4.3.2. any failure by the Borrowers (for a reason other than the failure of a Lender to make its pro rata share of the Loan) to prepay, borrow, continue or convert any Loan (other than a Prime Rate Loan) on the date or in the amount notified by the Borrowers; including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by the Administrative Agent in connection with the foregoing. Notwithstanding anything in this Agreement to the contrary, this Section 3.4.3 shall survive the termination of this Agreement and the occurrence of Payment in Full. Application of Proceeds. After the exercise of remedies provided for in Section 15 (or after the Loans have automatically become immediately due and payable) or if at any time insufficient funds are received by and available to the Lender to pay fully all Obligations then due hereunder or the Loans are to be prepaid from Proceeds in accordance with the last paragraph of Section 8.3.1, any amounts received on account of the Obligations shall be applied by the Lender in the following order: 3.4.4.1. First, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including reasonable fees, charges and disbursements of counsel to the Administrative Agent arising under the Loan Documents and amounts payable under Section 18); 3.4.4.2. Second, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations arising under the Loan Documents; 3.4.4.3. Third, to payment of that portion of the Obligations constituting accrued and unpaid principal on the Loans and other Obligations arising under the Loan Documents; and 3.4.4.4. Last, the balance, if any, after the occurrence of Payment in Full, to the Borrowers or as otherwise required by Law. Joint and Several Obligations. Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial

21 accommodations to be provided by the Administrative Agent and the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including any Obligations arising under this Section 3.5), it being the intention of the parties hereto that all Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. If and to the extent that any Borrower shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation until such time as Payment in Full has occurred. The Obligations of each Borrower under the provisions of this Section 3.5 constitute the absolute and unconditional, full recourse Obligations of each Borrower enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of the provisions of this Agreement (other than this Section 3.5.4) or any other circumstances whatsoever (other than the occurrence of Payment in Full). Except as otherwise expressly provided in this Agreement or any other Loan Document, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loan made under or pursuant to this Agreement, notice of the occurrence of any Potential Event of Default, Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Administrative Agent or Lenders under or in respect of any of the Obligations, any requirement of diligence or to mitigate damages and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement (except as otherwise provided in this Agreement or any other Loan Document). Each Borrower’s joint and several obligations hereunder shall be unconditional irrespective of any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Administrative Agent or Lenders at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Administrative Agent or Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower’s joint and several obligations hereunder shall be unconditional irrespective of any other action or delay in acting or failure to act on the part of the Administrative Agent or any Lender with respect to the failure by any Borrower to comply with any of its respective Obligations, including, without limitation, the Administrative Agent’s or any Lender’s failure strictly or diligently to assert any right or to pursue any remedy or

22 to comply fully with applicable laws or regulations, which might, but for the provisions of this Section 3.5 afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Obligations under this Section 3.5, it being the intention of each Borrower that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of each Borrower under this Section 3.5 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section 3.5 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any other Borrower, the Administrative Agent or any Lender. Each Borrower represents and warrants to the Administrative Agent and Lenders that such Borrower is currently informed of the financial condition of the Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Borrower further represents and warrants to the Administrative Agent and Lenders that such Borrower has read and understands the terms and conditions of the Loan Documents. Each Borrower hereby covenants that such Borrower will continue to keep informed of the Borrowers’ financial condition and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Obligations. 4. DISBURSEMENTS OF THE INITIAL LOAN; FUNDING AND PAYMENT MECHANICS Disbursements. The Initial Loan shall be disbursed in a single draw on the Closing Date in accordance with the Initial Loan Disbursement Schedule. The Lead Borrower shall deliver to the Administrative Agent a fully executed Notice of Borrowing / Interest Selection no later than (x) one Business Day in advance of the Closing Date if the Initial Loan is to be a Prime Rate Loan and (y) three Business Days in advance of the Closing Date if the Initial Loan is to be a Term SOFR Loan (or such shorter period as may be acceptable to the Administrative Agent). The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 4.1.1 (and the contents thereof), and of each Lender’s portion of the requested borrowing. Upon satisfaction or waiver of the conditions precedent specified herein, each Lender shall make its pro rata portion of the Initial Loan available to the Administrative Agent not later than 12:00 p.m. (Pacific time) on the Closing Date by wire transfer of same day funds in dollars, at the principal office designated by the Administrative Agent. Upon satisfaction or waiver of the conditions precedent specified herein, the Administrative Agent shall make the proceeds of the Initial Loan available to the Borrowers on the Closing Date by causing an amount of same day funds in dollars equal to the proceeds of all such Initial Loan received by Administrative Agent from the Lenders to be credited to the account of the Lead Borrower at the principal office designated by the Administrative Agent or to such other account as may be designated in writing to the Administrative Agent by the Lead Borrower. Upon funding by a Lender of its respective Initial Commitment on the Closing Date, such Lender’s Initial Commitment shall be automatically and concurrently therewith reduced to zero.

23 Payments Generally. General. All payments to be made by any Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. All payments by a Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s designated payment office, in Dollars and in immediately available funds prior to 12:00 p.m. (Pacific time) on the date specified herein. Any payment made by a Borrower hereunder that is received by the Administrative Agent after 12:00 p.m. (Pacific time) on any Business Day shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. The Administrative Agent shall distribute such payments to the Lenders by wire transfer promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Term SOFR Loans) becomes due and payable on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. If any payment on a Term SOFR Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension. Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received written notice from a Lender prior to the proposed date of such borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section 4.2, and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to Prime Rate Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Lead Borrower the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such borrowing. Any payment by a Borrower shall be without prejudice to any claim any Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Payments by the Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received written notice from the

24 Lead Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Obligations of Lenders Several. The obligations of the Lenders hereunder to make the Initial Loan and to make payments pursuant to Section 25.4.3 are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 25.4.3 on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 25.4.3. Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. Increase in Commitments. The Borrowers may, from time to time on one or more occasions prior to the second anniversary of the Closing Date, upon notice to the Administrative Agent, request an increase in commitments under this Agreement (each an “Incremental Commitment” and each loan provided thereunder in accordance with the terms and conditions of this Section 4.3, an “Incremental Loan”), in each case, so long as (a) the Incremental Commitment is in a minimum amount equal to the lesser of (i) $10,000,000, or (ii) the balance of the amount available under clause (c) below, (b) no compensation shall be paid or payable to any Incremental Lender (or any of its Affiliates) in connection with obtaining its Incremental Commitment (other than the Incremental Fee (as defined in the applicable Incremental Amendment)), (c) the aggregate amount of Incremental Commitments established after the Closing Date do not exceed $27,365,000 and (d) the amount of any such Incremental Commitment does not exceed 65% of the appraised value of the Property in respect of which such Incremental Commitment is obtained (as set

25 forth in the Appraisal or Appraisals of the Specified Property or Specified Properties delivered to the Administrative Agent in connection therewith). Incremental Lenders may be existing Lenders or any other Person that is an Eligible Assignee and becomes a Lender hereunder pursuant to an Incremental Amendment; provided that no existing Lender shall be required to become an Incremental Lender; provided, further, that the consent of the Administrative Agent shall be required with respect to any Incremental Commitment not provided by an existing Lender to the extent such consent would be required for an assignment to such Person pursuant to Section 17.2. The establishment of any Incremental Commitment, and the funding of any Incremental Loan pursuant to such Incremental Commitment, shall be subject solely to the satisfaction of (a) the requirements set forth in Section 4.3.1 above and (b) the Incremental Commitment Conditions applicable thereto. The pricing, interest rate margins, rate floors, fees, premiums (including any prepayment premiums) and funding discounts, in each case, applicable to any Incremental Loan shall be determined by the Borrowers and the lenders providing such Incremental Loan; provided that, if the All-In Yield applicable to any such Incremental Loan exceeds the All-In Yield of the Initial Loan made on the Closing Date at such time, then the interest rate margins for the Initial Loan shall be increased to the extent necessary so that the All-In Yield of the Initial Loan is equal to the All-In Yield of such Incremental Loan; provided that any increase in All-In Yield to the Initial Loan due solely to the application or imposition of a Term SOFR or Prime Rate floor on any Incremental Loan shall be effected through an increase in the Applicable Margin for the Initial Loan solely to the extent that the application or imposition of such floor would cause an increase in the interest rate then in effect under the Initial Loan. Other than as set forth in Section 4.3.4, the terms and provisions of the Incremental Loans (including covenants, Events of Default and prepayment terms applicable thereto), once funded, shall have the same terms applicable to (and shall thereafter be deemed to be and constitute a part of) the Initial Loan. Notwithstanding anything in this Agreement to the contrary, the Borrowers and the Administrative Agent shall be permitted to make such amendments or other modifications to this Agreement as they deem necessary in order to implement the establishment and funding of Incremental Commitments and Incremental Loans. 5. CONDITIONS PRECEDENT TO CLOSING OF THE LOAN. The obligations of the Lenders with an Initial Commitment to make the Initial Loan hereunder to the Borrowers on the Closing Date are subject to the satisfaction or waiver of the following conditions precedent: Loan Documents. The Administrative Agent shall have received duly executed and, where applicable, acknowledged, originals of the following Loan Documents: This Agreement;

26 Each Note (to the extent requested by a Lender); The Indemnity Agreement; Each Security Instrument; and A certificate, dated the Closing Date, and signed by an officer or authorized signatory of the Lead Borrower, confirming compliance with the conditions precedent set forth in Sections 5.6 and 5.7. Real Estate Deliverables. With respect to each Property, the Administrative Agent shall have received: Zoning. Such evidence as the Administrative Agent may reasonably require (which may include, without limitation, a customary zoning letter from the applicable Governmental Authority, the written certification of an engineer or any other person satisfactory to the Administrative Agent, a zoning endorsement to the applicable Title Policy (other than for any Property situated in the State of Pennsylvania) and/or a copy of the applicable zoning ordinance covering a Property) that the zoning of each Property is reasonably satisfactory and compatible with the continued use of such Property. Utilities. Such customary evidence as the Administrative Agent may reasonably require (including, without limitation, customary letters or other evidence from local utility companies or the governmental authorities having or exercising jurisdiction over a Property) that electric, gas, sewer, cable, water and telephone facilities are available to each Property. Compliance with CC&Rs. Such customary evidence as the Administrative Agent may reasonably require that no covenants, conditions or restrictions affecting any Property are currently violated or will be violated by any Property or any portion thereof, in each case, other than (a) as described on Schedule 5 attached hereto (as such schedule may be supplemented with respect to any Specified Security Instrument pursuant to the terms of any Incremental Amendment) and (b) with respect to the estoppels identified on Schedule 6 attached hereto (which shall be subject to the requirements of Section 11.1.14). Title Insurance. Title Insurer’s written commitment to issue the Title Policies described in Section 7.1. Reports. 5.2.5.1. Appraisal. An Appraisal for each Property reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and prepared by a licensed appraiser reasonably acceptable to the Administrative Agent indicating the appraised value of each Property. 5.2.5.2. Preliminary Report of Title. A preliminary report of title issued by Title Insurer showing the condition of title for each Property and such Property's correct legal description, which description shall conform to the survey referred to in Section 5.2.5.3, together with legible copies of all documents listed in such report as exceptions to title.

27 5.2.5.3. ALTA Survey. A current ALTA survey for each Property prepared and certified by a surveyor or engineer licensed by the appropriate Governmental Authority of the jurisdiction in which such Property is located, which survey shall include dimensions, delineations and locations of all easements and existing improvements on such Property and access thereto from public thoroughfares, and which shall otherwise be reasonably satisfactory to the Administrative Agent, and, if required by it, satisfactory to the Title Insurer. 5.2.5.4. Flood Plain Certification. Such evidence as the Administrative Agent may reasonably require that no Property is located within any flood plain or, if a Property is located within a flood plain, the relevant Borrower has obtained, and is maintaining in full force and effect, a customary policy or policies of flood insurance pursuant to the Insurance Requirements. 5.2.5.5. Environmental Report. A Phase I environmental site assessment report (and, if recommended in the Phase I environmental assessment site report, a Phase II environmental site assessment report) for each Property, in form and substance reasonably satisfactory to the Administrative Agent, prepared by an environmental engineer reasonably acceptable to the Administrative Agent and upon which the Administrative Agent has the right to rely. Financial Statements. The Administrative Agent shall have received annual financial statements of Utz Parent for the fiscal year ended December 31, 2021 and quarterly financial statements of Utz Parent for the fiscal quarters ended March 31, 2022 and June 30, 2022. Formation and Authority Documents and Information. With respect to each Borrower, the Administrative Agent shall have received: Corporations. For each Borrower that is a corporation (a) a certified copy of such corporation’s articles or certificates of incorporation and bylaws, in each case as in effect on the Closing Date; (b) a certificate issued by the Secretary of State of the state of such corporation's incorporation dated not more than thirty (30) days prior to the Closing Date, certifying that such corporation is a corporation in good standing under the laws of such state, and, if such state is not the Property Situs of each Property owned by such Borrower, a certificate issued by the Secretary of State of the Property Situs dated not more than thirty (30) days prior to the Closing Date certifying that such corporation is a foreign corporation duly authorized to transact business in the Property Situs; (c) a copy of resolutions of such corporation's board of directors, duly certified by the secretary, assistant secretary or other officer of such corporation, authorizing the execution of the Loan Documents to be executed by such corporation and the consummation of the transactions contemplated hereby; and (d) a certificate of incumbency, duly certified by the secretary, assistant secretary or other officer of such corporation, certifying the identity, incumbency and specimen signature(s) of the officer(s) of such corporation executing the Loan Documents on behalf of such corporation. Limited Liability Companies. For each Borrower that is a limited liability company (a) a copy of such limited liability company’s operating agreement or limited liability company agreement, in each case as in effect as of the Closing Date; (b) a copy of the articles of organization filed with the Secretary of State, and, if such state is not the Property Situs of each Property owned by such Borrower, a

28 certificate issued by the Secretary of State of the Property Situs dated not more than thirty (30) days prior to the Closing Date certifying that such limited liability company is a foreign organization duly authorized to transact business in the Property Situs; (c) a copy of resolutions of such corporation's manager, member or equivalent authority, duly certified by the secretary, assistant secretary or other officer of such company, authorizing the execution of the Loan Documents to be executed by such limited liability company and the consummation of the transactions contemplated hereby; and (d) a certificate of incumbency, duly certified by the secretary, assistant secretary or other officer of such company, certifying the identity, incumbency and specimen signature(s) of the officer(s) of such company executing the Loan Documents on behalf of such limited liability company. Taxpayer Identification Number. A tax payer identification number issued by the Internal Revenue Service for each Borrower. Legal Opinions. The Administrative Agent shall have received a favorable written legal opinion in form and substance acceptable to the Administrative Agent of (i) Sidley Austin LLP, New York and Delaware counsel for the Borrowers, (ii) Perkins Coie LLP, Washington counsel for the Borrowers, (iii) McGuireWoods LLP, North Carolina local counsel, (iv) Stevens & Lee, Pennsylvania local counsel, (v) Maynard Cooper & Gale, Alabama local counsel, (vi) Ballard Spahr LLP, Maryland local counsel, (vii) Ballard Spahr LLP, Virginia local counsel, (viii) Sullivan & Worcester LLP, Massachusetts local counsel, and (ix) Epstein Becker & Green, P.C., New Jersey local counsel, in each case dated as of the Closing Date and addressed to the Administrative Agent and the Lenders, as to such matters as the Administrative Agent may reasonably request. Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Documents shall be true and accurate in all material respects as of the Closing Date (except to the extent any representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true and correct as of such specified date as if made on such date); provided that any representation and warranty that is qualified as to “materiality,” “Company Material Adverse Effect,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates. Event of Default. At the time of and immediately after the Closing Date, no Event of Default or Potential Event of Default shall have occurred or be continuing. Restricted Subsidiaries. As of the Closing Date, each Subsidiary of the Lead Borrower that is a Borrower under this Agreement shall be a Restricted Subsidiary under the ABL Credit Agreement. Beneficial Ownership Certification. If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower must have delivered a Beneficial Ownership Certification at least five days prior to the Closing Date. Arrangement Fee and Expenses. The Borrowers shall have paid (i) to CNB, for its own account, an arrangement fee in an amount equal to the result of (x) 0.25% multiplied by (y) the total amount of the Initial Loan that is funded on the Closing Date pursuant to this Agreement and (ii) all expenses of the Administrative Agent that are reimbursable by the Borrowers pursuant to the requirements of this Agreement (including, without limitation, the reasonable and documented out-of-pocket fees and expenses of

29 legal counsel of the Administrative Agent) for which invoices have been presented to the Lead Borrower at least two (2) Business Days prior to the Closing Date. 6. BENCHMARK REPLACEMENT. Notwithstanding anything to the contrary herein or in any other Loan Document (including Section 3.3.5 hereof), upon the occurrence of a Benchmark Transition Event, the Administrative Agent may at any time thereafter amend this Agreement to replace the then current Benchmark with an alternate benchmark rate selected by the Administrative Agent, together with any spread or other adjustment to be applied to such alternate benchmark rate (including any mathematical or other adjustments to the benchmark), giving due consideration to any evolving or then existing convention for determining a rate of interest as a replacement to such current Benchmark for U.S. dollar denominated syndicated or bilateral bank-originated loans in the U.S. market (the “Benchmark Replacement”). If the Benchmark Replacement as so determined would be less than zero percent (0%), the Benchmark Replacement will be deemed to be zero percent (0%) for the purposes of this Agreement. Any such amendment will become effective at 5:00 p.m. Pacific Time on the effective date specified in such amendment (such date, the “Benchmark Replacement Date”) without any further action or consent of the Lead Borrower, so long as the Administrative Agent has not received, by the fifteenth (15th) calendar day after the Administrative Agent has provided such proposed amendment to Lead Borrower, written notice of objection to such amendment from the Lead Borrower. If Lead Borrower objects to such amendment to implement the Benchmark Replacement, then the Benchmark Replacement will not be effective hereunder, but from and after the occurrence of the Benchmark Replacement Date, Lead Borrower shall not be entitled to elect that the interest rate on Loans be based upon the then current Benchmark (whether at the time when made, upon conversion from a Prime Rate Loan, or upon continuation of a Loan bearing interest based upon such Benchmark, if applicable,) and at such time as the Administrative Agent elects, all Loans bearing interest based upon the then current Benchmark shall be converted into Prime Rate Loans at the end of the applicable “Interest Period” therefor, if applicable, or sooner if the Administrative Agent cannot continue to maintain such Loan at the current Benchmark (subject to the Lead Borrower’s right to have Loans bear interest based upon the Benchmark Replacement once such rate is implemented hereunder in accordance with the terms of this Section 6). As used herein: (i) “Benchmark” means, initially, with respect to any Term SOFR Loan, the Term SOFR Reference Rate upon which such Term SOFR Loan is based; provided, that if a Benchmark Replacement Date has occurred with respect to any such Term SOFR Reference Rate or any then current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has become effective pursuant to this Section 6; and (i) “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to a then current Benchmark: (A) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof), permanently or indefinitely; provided, that at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); (B) a public statement or publication of information by a governmental authority having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board,

30 the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof); (C) a public statement or publication of information by a governmental authority having jurisdiction over the Administrative Agent or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark is no longer, or as of a specified future date will no longer be, representative or is not in compliance or aligned, or as a specified future date will be in compliance or aligned, with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; (D) the circumstances set forth in Section 3.3.5 have arisen and such circumstances are unlikely to be temporary; or (E) the Administrative Agent has determined that U.S. dollar denominated syndicated or bilateral bank-originated loans in the U.S. market are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the then current Benchmark. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right from time to time to make Conforming Changes. The Administrative Agent will notify the Lead Borrower of the implementation of any Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in the Administrative Agent’s sole discretion and without consent from the Lead Borrower, except, in each case, as expressly required pursuant to this Section 6. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then current Benchmark is a term rate and either (A) the tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that the tenor for such Benchmark is or will be no longer representative or is not in compliance or aligned, or as a specified future date will not be in compliance or aligned, with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition, if any) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if the tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may

31 modify the definition of “Interest Period” (or any similar or analogous definition, if any) for all Benchmark settings at or after such time to reinstate such previously removed tenor. 7. TITLE INSURANCE. Basic Insurance. Concurrently with the recording of the Security Instruments (including any Specified Security Instrument), Lead Borrower shall deliver, or cause to be delivered to the Administrative Agent, an ALTA Loan Policy of Title Insurance for each Property (each, a "Title Policy" and, collectively, the “Title Policies”) issued by Title Insurer in form and substance reasonably acceptable to the Administrative Agent, with a liability limit not to exceed each respective Property’s fair market value as stated in the Appraisal obtained by Administrative Agent for such Property, insuring the Administrative Agent’s interest on behalf of the Lender under each Security Instrument as a valid first priority lien on such Property subject to only such exceptions from its coverage as the Administrative Agent has approved in writing and including all customary endorsements to the Title Policies that the Administrative Agent may reasonably require. Thereafter, the Lead Borrower shall, at its own cost and expense, do all things necessary to maintain each Security Instrument as a valid first priority lien on the applicable Property. The Borrowers shall execute and deliver to Title Insurer any customary affidavits, indemnities or other agreements or documents required by Title Insurer as a condition to issuing the Title Policies. 8. INSURANCE. Insurance Policies. The Borrowers shall maintain insurance in accordance with the Insurance Requirements and, upon request by the Administrative Agent, shall deliver to the Administrative Agent current evidence, reasonably satisfactory to Administrative Agent, of all such insurance. Notice of Casualty; Rights in Condemnation Proceedings; Adjustment. Lead Borrower shall deliver to the Administrative Agent prompt written and telephonic notice of any loss occurring on or with respect to any Property or any portion thereof, which loss is in excess of $1,000,000 in respect of which such loss occurred. In case of any loss covered by any of the Borrowers’ insurance policies, after the occurrence and during the continuance of an Event of Default, the Administrative Agent is authorized to adjust, collect and compromise, in its reasonable discretion, all claims thereunder. Each Borrower covenants and agrees to sign upon demand, or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent may sign or endorse on any Borrower's behalf, all necessary proofs of loss, receipts, releases and other papers required by the insurance companies to be signed by such Borrower, unless such document is in dispute. Each Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact for the purposes set forth in this Section 8.2. The Administrative Agent may participate in any condemnation proceeding. Each Borrower assigns the right to collect all awards and compensation to which such Borrower is entitled in respect of any condemnation or other taking, or any purchase in lieu thereof, to the Administrative Agent and authorizes the Administrative Agent to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of this Agreement, in each case, until such time as Payment in Full has occurred.

32 The Administrative Agent may deduct from such insurance proceeds any reasonable out-of-pocket expenses incurred by the Administrative Agent in the collection and settlement thereof, including, but not limited to, attorneys’ and adjusters’ fees and charges. Application of Insurance Proceeds and Condemnation Awards. Proceeds. If all or any part of any Property shall be damaged or destroyed by fire, earthquake or other casualty, or damaged or taken through the exercise of the power of eminent domain or other cause: 8.3.1.1. to the extent the aggregate amount of insurance proceeds in respect of all Properties (taken together) from any of the foregoing events is less than or equal to $10,000,000 and at such time no Event of Default has occurred that is continuing, the applicable Borrower shall collect any insurance proceeds in respect thereof and any such proceeds not applied to restore and repair the impacted Property within 180 days after receipt thereof (such unapplied proceeds, “Excess Proceeds”), shall be applied as set forth in Section 3.4.2.5; 8.3.1.2. to the extent the aggregate amount of insurance proceeds in respect of all Properties (taken together) from any of the foregoing events is greater than $10,000,000 and at such time no Event of Default has occurred that is continuing, then either, as elected by the Borrowers: (i)(a) the Administrative Agent shall collect such proceeds (and the Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred to collect such proceeds) and thereafter hold and disburse to the Lead Borrower in accordance with Section 8.3.4, for the benefit of the applicable Borrower, such net insurance proceeds or condemnation award or other compensation (collectively, the "Proceeds"), (b) the applicable Borrower shall use commercially reasonable efforts to restore and repair the impacted Property, whether or not the Proceeds are sufficient to pay the cost of such restoration or repair, (c) the Administrative Agent may require that all plans and specifications for such restoration or repair be submitted to and approved by the Administrative Agent, in writing, prior to commencement of such work (such approval not to be unreasonably withheld, conditioned or delayed) and (d) to the extent that there are Proceeds remaining after payment of all such costs for collection, repair and replacement, the Administrative Agent may apply such excess Proceeds to amounts owing under the Loan Documents, in accordance with Section 3.4.4 or (ii) the Borrowers shall repay the Loans no later than three (3) Business Days following receipt of such insurance proceeds in an amount that is not less than the Minimum Release Price applicable to the applicable impacted Property (and, for the avoidance of doubt, may retain any excess Proceeds after such repayment). 8.3.1.3. to the extent at such time an Event of Default has occurred that is continuing, then either, as elected by the Administrative Agent: (i)(a) the Administrative Agent shall collect such Proceeds (and the Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred to collect such proceeds) and thereafter hold and disburse to the Lead Borrower in accordance with Section 8.3.4, for the benefit of the applicable Borrower, such Proceeds, (b) the applicable Borrower shall use commercially reasonable efforts to restore and repair the impacted Property, whether or not the Proceeds are sufficient to pay the cost of such restoration or repair, (c) the Administrative Agent may require that all plans and specifications for such restoration

33 or repair be submitted to and approved by the Administrative Agent, in writing, prior to commencement of such work (such approval not to be unreasonably withheld, conditioned or delayed) and (d) to the extent that there are Proceeds remaining after payment of all such costs for collection, repair and replacement, the Administrative Agent may apply such excess Proceeds to amounts owing under the Loan Documents, in accordance with Section 3.4.4 or (ii)(a)the Administrative Agent shall collect such proceeds (and the Borrowers shall reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred to collect such proceeds) and (b) to the extent that there are Proceeds remaining after payment of all such costs for collection, repair and replacement, the Administrative Agent may apply such excess Proceeds to amounts owing under the Loan Documents, in accordance with Section 3.4.4. All payments of the Loans pursuant to Sections 8.3.1.2 and 8.3.1.3 shall be applied pro rata to the then remaining scheduled amortization payments of the Loans (including the final bullet payment at maturity) (together with accrued and unpaid interest, premiums and fees, if any, together with any additional amounts required pursuant to Section 3.4.3). The Borrowers’ Funds. Solely in the case of Section 8.3.1.2, if the amount of the Proceeds to be made available to a Borrower is less than the cost of the restoration or repair as estimated in good faith by the Administrative Agent (in consultation with the Lead Borrower), such Borrower shall cause the amount of such deficiency to be deposited in the Borrowers’ Funds Account within thirty (30) days after the Administrative Agent’s written request therefor (but in no event later than the commencement of the work) and such funds (the “Borrowers’ Funds”) shall be disbursed prior to the disbursement of the Proceeds. Impaired Security. If the Borrowers fail to deposit an amount into the Borrowers’ Funds Account as required by the immediately preceding Section 8.3.2 in order to cause the sum of the Proceeds, together with the Borrowers’ Funds, to be sufficient to restore the impacted Property so that the Administrative Agent’s security interest therein remains unimpaired, then at the Administrative Agent’s election, to be exercised by written notice to the Lead Borrower within thirty (30) days following the Administrative Agent’s unrestricted receipt in cash or the equivalent thereof of the Proceeds, all or portions of the Proceeds shall either: (a) be applied to the Loan in accordance with Section 3.4.4 and/or (b) be made available to the applicable Borrower on the terms and conditions set forth in Section 8.3.4 to finance the cost of restoration or repair. Disbursement Requirements. Solely in the case of Section 8.3.1.2, the amount of the Proceeds which is to be made available to any Borrower, together with any Borrowers’ Funds deposited by such Borrower, shall be held by the Administrative Agent to be disbursed from time to time to pay the cost of repair or restoration either, at the Administrative Agent’s option, to such Borrower or directly to contractors, subcontractors, material suppliers and other persons entitled to payment, in accordance with and subject to such conditions to disbursement as the Administrative Agent may reasonably impose to assure that the work is fully completed in a good and workmanlike manner and paid for, and that no Liens arise by reason thereof. The Administrative agent may require (a) evidence of the estimated cost of completion of such restoration or repair reasonably satisfactory to the Administrative Agent, and (b) such architect's certificates, waivers of mechanics liens and stop payment notices, contractor's sworn statements, title insurance endorsements, plats of survey and other evidence of

34 cost, payment and performance as are reasonably acceptable to the Administrative Agent. If the Administrative Agent requires unconditional mechanics' and materialmen's lien waivers in advance of making disbursements, such waivers shall be deposited with an escrow trustee acceptable to the Administrative Agent pursuant to a construction loan escrow agreement reasonably satisfactory to the Administrative Agent. The aggregate amount of disbursements of Proceeds and the Borrowers’ Funds made prior to final completion of the repair or restoration shall not exceed ninety percent (90%) of the value of the work performed from time to time. The Administrative Agent shall not be obligated to pay interest in respect of any Proceeds held by the Administrative Agent, nor shall the applicable Borrower be entitled to a credit against any portion of the Loan, except and to the extent the Proceeds are applied to repay the Loan pursuant to this Section 8.3.4. Each Borrower hereby expressly acknowledges and agrees that the requirement that the Administrative Agent hold and disburse to such Borrower net insurance proceeds includes all casualty insurance obtained by such Borrower in connection with the impacted Property, including, without limitation, earthquake insurance, whether or not such casualty insurance is required by the Administrative Agent. Notwithstanding anything set forth herein or in any Loan Document, no Potential Event of Default or Event of Default shall occur as a result of the Administrative Agent’s failure to disburse the Proceeds or any Borrowers’ Funds. 9. RIGHTS OF INSPECTION; AGENCY. Rights of Inspection. The Administrative Agent shall have the right at any time during regular business hours, and from time to time, to enter upon any Property for purposes of performing an appraisal (but subject to Section 12.1), examining all materials, plans, specifications, working drawings and other matters relating to such Property. The Administrative Agent shall also have the right to examine, copy and audit the books, records, accounting data and other documents of the Borrowers and their contractors which relate to any Property. The Administrative Agent shall give the Lead Borrower reasonable notice before entering any Property and a representative of the Borrowers shall be permitted to be present at any such inspection pursuant to this Section 9.1. The Administrative Agent shall make reasonable efforts to avoid interfering with the applicable Borrower's use of the Properties when exercising any of the rights granted in this Section 9.1. The Administrative Agent shall not exercise the right set forth in this Section 9.1 more than two (2) times during any calendar year in respect of any single Property absent the existence of an Event of Default and, absent the existence of an Event of Default, only one (1) such time in respect of any single Property shall be at the Borrowers’ expense. Notwithstanding anything to the contrary in this Section 9.1 or Section 12.1, none of the Borrowers will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. Protection of Lenders’ Rights. Any site visit, observation or examination by the Administrative Agent shall be solely for the purpose of protecting the Lenders’ rights and security interest, and will not impose any liability on the Administrative Agent or result in a waiver of any Event of Default or Potential Event of Default. In no event shall any site visit, observation or examination by the Administrative Agent be a representation that there has been or shall be compliance with any plans, that any construction is free from defective materials or workmanship, or that the construction complies with any Requirements of

35 Law, permit, plans or recorded restriction. No Borrower nor any other party is entitled to rely on any site visit, observation or examination by the Administrative Agent. The Administrative Agent owes no duty of care to protect the Borrowers or any other party against, or to inform the Borrowers or any other party of, any other adverse condition affecting any Property. 10. REPRESENTATIONS AND WARRANTIES OF EACH BORROWER. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: Organization; Corporate Powers; Authorization of Borrowings. Organization. Each Borrower is a corporation or limited liability company, as applicable, and has been duly organized and is validly existing and in good standing under the laws of the State of Delaware or the State of Washington, as applicable. Good Standing. Each Borrower is in good standing as a corporation or a limited liability company, as applicable, in all jurisdictions necessary for such Borrower to carry on its present business and operations. Power and Authority. Each Borrower has full power and authority and has been duly authorized to execute the Loan Documents and to undertake and consummate the transactions contemplated by the Loan Documents, and to pay, perform, and observe the conditions, covenants, agreements and obligations herein and therein contained; and the Loan Documents have been duly and validly executed by each Borrower and constitute the legal, valid and binding obligations of such Borrower, enforceable in accordance in accordance with their respective terms, except as such enforcement may be qualified or limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity. No Violations. No Borrower is in violation of any Law or any order of any court or governmental entity, except as would not reasonably be expected to result in a Company Material Adverse Effect. The consummation of the transactions contemplated hereby and the performance by any Borrower of their respective obligations under the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or security agreement, or any other instrument or agreement to which any Borrower are a party, or by which any Borrower may be bound, in each case, that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Not a Foreign Person. No Borrower is a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended from time to time. Governmental and Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document, (b) the grant by any Borrower of the Liens granted by it pursuant to the Loan Documents, (c) the perfection or maintenance of the Liens created under the Loan Documents (including the first priority nature thereof (subject to Permitted Liens)) or (d) the exercise by the Administrative Agent of its rights under the Loan Documents or the remedies in respect of the Security Instruments pursuant to the Loan Documents, other

36 than (i) authorizations, approvals, consents, actions, notices and filings which have been duly obtained and (ii) filings related to the perfection or maintenance of security interests under the Loan Documents. Title to Properties; Matters Affecting Properties. Title to Properties. Each Borrower, as applicable, has good and marketable fee simple title to the Property identified as being owned by such Borrower on Schedule 1 attached hereto (as such schedule may be supplemented with respect to any Specified Property pursuant to the terms of any Incremental Amendment) as of the Closing Date (or, in the case of any Specified Property, as of the effective date of the applicable Incremental Amendment), subject to Permitted Liens. Each Borrower has full power and lawful authority to encumber such Borrower's interests in such Property pursuant to the terms of each Security Instrument. No Actions. There are no claims, actions, suits or proceedings at law or in equity (including, without limitation, condemnation or eminent domain proceedings) currently pending, or to any Borrower's knowledge threatened in writing, against or affecting any Property, or involving the validity or enforceability of any Security Instrument or the priority of the lien thereof, or for or by any governmental authority having or exercising jurisdiction over any Property, except as previously disclosed to the Administrative Agent in writing. No Borrower is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority having or exercising jurisdiction over any Property. No Contracts Giving Rise to Liens. No Borrower has made any contract or arrangement of any kind, the performance of which by the other party thereto would give rise to a Lien on any Property, other than Permitted Liens. Utility Services. All utility services necessary for the continued use and operation of each Property are available, including (if applicable) water supply facilities, storm and sanitary sewer facilities, and gas, electric and telephone facilities. Roads. All roads necessary for the full utilization of each Property for its intended purpose have been completed, dedicated to public use and accepted by the appropriate governmental authority, or the necessary rights-of-way for such roads have been acquired by the appropriate governmental authority, and each applicable Borrower has taken all necessary steps to assure the complete construction and installation thereof. Compliance with CC&Rs. Except as described on Schedule 5 attached hereto (as such schedule may be supplemented with respect to any Specified Security Instrument pursuant to the terms of any Incremental Amendment), each Borrower is familiar and has complied with all covenants, conditions, restrictions, reservations and Laws affecting any Property in all material respects. Each Borrower has properly obtained all permits, licenses and approvals necessary to utilize such Borrower’s Property in accordance with all Requirements of Law, including those pertaining to zoning, except as would not reasonably be expected to result in a Material Adverse Effect and the applicable Borrower has delivered true and correct copies of them to the Administrative Agent. Taxes. Each Borrower has filed all required federal, state and local income tax returns required to be filed and has paid all taxes which are due and

37 payable, except (a) taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to have a Company Material Adverse Effect. Use of Hanover Property. The Hanover Property is used solely for non-residential purposes in accordance with, and as more fully set forth in, section 5 of the Hanover Environmental Consent. Financial Statements. The financial statements delivered to the Administrative Agent pursuant to Section 5.3 fairly present in all material respects the financial condition(s) of the person(s) referred to therein as of the dates thereof and the results of operations for the period covered thereby, in the case of quarterly financials, subject only to normal year-end adjustments and the absence of footnotesNo Loan Broker. No Borrower has dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the execution of this Agreement, the consummation of the transactions contemplated hereby or the making of the Loan by the Lenders to the Borrowers. No Default. No Event of Default or Potential Event of Default has occurred and is continuing. Insurance. Each Borrower carries insurance as required pursuant to the Insurance Requirements. Complete and Accurate Reports. All written reports, documents, instruments, information and forms of evidence (other than projected financial information and information of a general economic or industry nature) which have been delivered to the Administrative Agent by or on behalf of the Borrowers concerning the Loan or required by the Loan Documents, when taken as a whole, contain when furnished no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto). ERISA. Employee Benefit Plan. No Borrower is an “employee benefit plan” (within the meaning of Section 3(3) of ERISA) to which ERISA applies, and no Borrower's assets constitute “plan assets” within the meaning of Section 3(42) of ERISA. Compliance. No “reportable event” (as defined in Section 4043 of ERISA and the regulations issued thereunder) other than a reportable event not subject to the requirements to provide notice to the Pension Benefit Guaranty Corporation (“PBGC”) under 29 C.F.R. Part 4043, has occurred with respect to any “defined benefit plan” (within the meaning of Section 3(35) of ERISA) subject to Title IV of ERISA sponsored by a Borrower (a “Borrower Pension Plan”) nor are there any unfunded vested liabilities under any Borrower Pension Plan that would reasonably be expected to result in a Company Material Adverse Effect. Each Borrower has met its minimum funding requirements under ERISA with respect to each of its Borrower Pension Plans and has not incurred any material liability under Title IV of ERISA to the PBGC in connection with any such Borrower

38 Pension Plan (other than for PBGC premiums due but not delinquent under Section 4007 of ERISA). Litigation. There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority pending or, to the knowledge of any Borrower, threatened in writing against any Borrower, or any business, property or rights of any Borrower (i) that involve any Loan Document or the transactions contemplated thereby or (ii) as to which there is a reasonable likelihood of an adverse determination and that could reasonably be expected, individually or in the aggregate, to result in a Company Material Adverse Effect. Environmental Compliance. Each Borrower has reasonably concluded that existing Environmental Laws and Hazardous Materials claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Borrower is undertaking, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by such Borrower have been disposed of in a manner not reasonably expected to result in material liability to such Borrower. USA Patriot Act. To the extent applicable, each Borrower is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the USA Patriot Act. Beneficial Ownership Certification. As of (a) the Closing Date, the information included in the Beneficial Ownership Certification delivered pursuant to Section 5.9 is, to the knowledge of each Borrower, true and correct in all material respects and (b) the date delivered, the information included in each Beneficial Ownership Certification delivered pursuant to Section 11.1.1.6 is, to the knowledge of each Borrower, true and correct in all material respects. Solvency. Immediately after giving effect to the consummation of the transactions to occur on the Closing Date (including the making of the Loans and the application of the proceeds of the Loans), (a) the fair value of the assets of the Lead Borrower and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, subordinated, contingent or otherwise of the Lead Borrower and its Subsidiaries on a consolidated basis; (b) the present fair saleable value of the property of the Lead Borrower and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured of the Lead Borrower and its Subsidiaries on a consolidated basis; (c) the Lead Borrower and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become

39 absolute and matured; and (d) the Lead Borrower and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Closing Date. No Material Adverse Effect. There has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect since December 31, 2021. 11. COVENANTS OF EACH BORROWER. Affirmative Covenants of Each Borrower. Each Borrower covenants and agrees with each Lender that, from the Closing Date until the occurrence of Payment in Full: Financial Statements. The Lead Borrower shall deliver to the Administrative Agent (for distribution to the Lenders): 11.1.1.1. Annual Financial Statements. Within one hundred and twenty (120) days after the end of each fiscal year of Utz Holdings, beginning with the annual financial statements for the fiscal year ending December 31, 2022, a duly completed and executed Compliance Certificate, together with a consolidated balance sheet of Utz Holdings and its Restricted Subsidiaries and the related consolidated statements of income or operations, stockholders’ equity, cash flows and changes in retained earnings for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception (other than (x) an emphasis of matter to the extent such statement does not qualify such audit, (y) with respect to, or resulting from, the regularly scheduled maturity of the Loans hereunder or any other indebtedness or (z) a prospective default under any financial covenant) or any qualification or exception as to the scope of such audit; provided, that delivery to the Administrative Agent of a copy of the annual compliance certificate (and accompanying financials) for any fiscal year as and when delivered pursuant to the ABL Credit Agreement or any Replacement ABL Credit Agreement shall satisfy the obligations of the Lead Borrower under this Section 11.1.1.1 for such fiscal year. 11.1.1.2. Quarterly Financial Statements. Within forty five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Utz Holdings, beginning with the first fiscal quarter ending after the Closing Date, a duly completed and executed Compliance Certificate, together with a consolidated balance sheet of Utz Holdings and its Restricted Subsidiaries and the related (i) consolidated statements of income or operations and equity for such fiscal quarter and for the portion of the fiscal year then ended, and (ii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding

40 portion of the previous fiscal year, all in reasonable detail and certified by a responsible officer of the Lead Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Utz Holdings and its Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes; provided, that delivery to the Administrative Agent of a copy of the quarterly compliance certificate (and accompanying financials) for any fiscal quarter as and when delivered pursuant to the ABL Credit Agreement or any Replacement ABL Credit Agreement shall satisfy the obligations of the Lead Borrower under this Section 11.1.1.2 for such fiscal quarter. 11.1.1.3. Monthly Borrowing Base Certificates. Solely for as long as the ABL Credit Agreement or any Replacement ABL Credit Agreement remains in place, copies of each monthly Borrowing Base Certificate (as defined in the ABL Credit Agreement) as and when delivered pursuant to the ABL Credit Agreement (or each monthly Borrowing Base Certificate (or similar term) (as defined in the applicable Replacement ABL Credit Agreement) as and when delivered pursuant to such Replacement ABL Credit Agreement). 11.1.1.4. Annual Budgets. The Lead Borrower shall deliver to the Administrative Agent a copy of the annual budget for any fiscal year as and when delivered (and in the same form as delivered) pursuant to the ABL Credit Agreement or any Replacement ABL Credit Agreement (solely to the extent delivered thereunder). 11.1.1.5. Additional Information. Such additional information, reports, and/or statements as the Administrative Agent may request, from time to time. 11.1.1.6. Certain Regulatory Information. Within a reasonable time after the written request by any Lender made through the Administrative Agent, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer”, and anti-money laundering rules and regulations, including the USA Patriot Act, and with respect any Borrower if it qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and has not previously delivered a Beneficial Ownership Certification, a Beneficial Ownership Certification to the Administrative Agent and the Lenders. 11.1.1.7. Reporting. Notwithstanding the foregoing, the obligations in Section 11.1.1.1 and Section 11.1.1.2 may be satisfied with (a) the applicable consolidated financial statements of any direct or indirect parent of Utz Holdings that, directly or indirectly, holds all of the equity interests of Utz Holdings, (b) Utz Holdings’ (or any direct or indirect parent thereof, as applicable) Form 10-K or 10-Q, as applicable, filed with the SEC or (c) the Form 10-K or 10-Q, as applicable, filed with the SEC by Utz Parent; provided that, with respect to each of clauses (a) through (c), (i) to the extent such information relates to a parent of Utz Holdings, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such parent, on the one hand, and the information relating to Utz Holdings and its Restricted Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in

41 lieu of information required to be provided under Section 11.1.1.1, such materials are accompanied by a report and opinion an independent registered public accounting firm of nationally recognized standing, which report and opinion, subject to the same exceptions set forth above, shall be prepared in accordance with generally accepted auditing standards. Existence; Compliance with Laws. Each Borrower shall (a) do or cause to be done all things necessary to preserve, renew and keep in full force and in effect its legal existence and good standing in its jurisdiction of organization and, except as would not reasonably be expected to result in a Company Material Adverse Effect, good standing with respect to all other jurisdictions, if any, in which it is required to be qualified to do business and (b) shall comply with all Requirements of Law, except if the failure to comply therewith would not reasonably be expected to have a Company Material Adverse Effect. Record Keeping. Each Borrower shall keep and maintain full and accurate accounts and records of such Borrower's operations, including the operations of the Property owned by such Borrower, according to sound accounting practices for such Borrower's type of business, consistently applied. Payment of Taxes and Lawful Claims. Each Borrower shall pay or discharge (a) all taxes imposed upon (i) it or its income or profits, or (ii) any Properties, in each case on a timely basis, and (b) all lawful claims which, if unpaid, may reasonably be expected to become a Lien upon any Properties not otherwise permitted under this Agreement, except (x) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or (y) to the extent any such non-payment or non-filing could not reasonably be expected to have (A) in the case of the foregoing clause (a)(i), a Company Material Adverse Effect and (B) in the case of the foregoing clauses (a)(ii) and (b), a Material Adverse Effect. Without limiting the generality of the foregoing, each Borrower shall pay prior to delinquency, all Other Taxes and recording expenses, if any, relating to the Security Instruments. Compliance with Governmental Requirements. Each Borrower shall comply promptly with the requirements of any governmental authorities having or exercising jurisdiction over the Property owned by such Borrower, except as would not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, each Borrower shall comply with all of the regulations of the Worker's Compensation Act, and will under no circumstances employ day labor. Compliance with Environmental Laws. Each Borrower shall remain in compliance with all Environmental Laws except as would not reasonably be expected to result in a Material Adverse Effect. Maintenance of Insurance. Each Borrower shall maintain insurance consistent with the Insurance Requirements. Condition of Properties. Each Borrower shall keep its Property, including any improvements constructed thereon, in good repair, working order and condition, consistent with the ordinary course of business, ordinary wear and tear excepted and casualty or condemnation excepted.

42 Notices. Each Borrower shall promptly deliver written notice of each of the following to the Administrative Agent: 11.1.9.1. Litigation. Any litigation affecting any Borrower or, if any Borrower is a partnership, any general partner of such Borrower, or if any Borrower is a limited liability company, any managing member of such Borrower or any Indemnitor under the Indemnity Agreement that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect. 11.1.9.2. Notice of Claim. Any written communication that any Borrower may receive from any governmental, judicial or legal authority, giving notice of any claim or assertion that any Property fail in any respect to comply with any Requirements of Law. 11.1.9.3. Material Adverse Effect. Any Material Adverse Effect. 11.1.9.4. Property Condition. Any material adverse change in the physical condition of any Property (including any damage suffered as a result of any earthquake or flood). 11.1.9.5. Covenant Trigger Period. The occurrence of any Covenant Trigger Period under the ABL Credit Agreement or any Replacement ABL Credit Agreement. 11.1.9.6. Environmental Laws. Any actual or threatened releases at any of the Properties in violation of Environmental Law or for which remediation or reporting is required by Environmental Law, or which could reasonably be expected to pose an imminent and substantial endangerment to the environment or human health, any violation of Environmental Laws related in any way to any of the Properties that would reasonably be expected to result in a Material Adverse Effect, any Lien imposed pursuant to any Environmental Laws, and any required or proposed remediation of any of the Properties. 11.1.9.7. Condemnation Awards. Receipt of written notice of the initiation of any proceeding(s) for the condemnation of any Property or any portion thereof. Further Assurances; Authorization to File Documents. At any time, and from time to time, upon the Administrative Agent’s request, each Borrower will, at such Borrower’s expense, (a) correct any material defect, error or omission which may be discovered in the form or content of any of the Loan Documents; and (b) make, execute, deliver and record, or cause to be made, executed, delivered and recorded, any and all further instruments, certificates and other documents as may, in the reasonable opinion of the Administrative Agent, be necessary or desirable in order to complete, perfect or continue and preserve the lien of any Security Instrument. If such Borrower fails to do so, then the Administrative Agent may make, execute and record any and all such instruments, certificates and other documents for and in the name of such Borrower, all at the sole expense of such Borrower, and such Borrower hereby appoints the Administrative Agent the agent and attorney-in-fact of such Borrower to do so, this appointment being coupled with an interest and being irrevocable. Without limitation of the foregoing, each Borrower

43 irrevocably authorizes the Administrative Agent at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements deemed necessary or desirable by the Administrative Agent to establish or maintain the validity, perfection and priority of the security interests granted in any Security Instrument or hereunder. Interest Rate Protection. The Borrowers shall ensure that (a) on the Closing Date (which may have a forward-start swap date of no later than November 1, 2022) and thereafter until the Maturity Date, not less than 100% of the notional amount of the Initial Loan is (and remains) subject to one or more Secured Swap Transactions with CNB (or one or more of its Affiliates) that result in the then aggregate outstanding principal amount of the Initial Loan being effectively subject to a fixed or maximum interest rate through the Maturity Date and (b) on the date of funding of any Incremental Loan and thereafter until the Maturity Date, not less than 100% of the notional amount of such Incremental Loan is (and remains) subject to one or more Secured Swap Transactions with CNB (or one or more of its Affiliates) that result in the then aggregate outstanding principal amount of such Incremental Loan being effectively subject to a fixed or maximum interest rate through the Maturity Date; provided that this Section 11.1.11 shall cease to be an affirmative covenant under this Agreement if (x) there is a default, event of default, termination event or other similar condition with respect to any such Secured Swap Transactions with CNB (or one or more of its Affiliates) and (y) if CNB and all of its Affiliates (if any) cease to be Lenders hereunder as a result of an assignment pursuant to Section 20.1 of this Agreement. Condemnation Proceedings. The Borrowers shall deliver to the Administrative Agent all instruments reasonably requested by the Administrative Agent to permit the Administrative Agent’s participation in any condemnation proceeding and/or collection of the Proceeds therefrom in accordance with this Agreement. Hanover Property. The Lead Borrower shall (i) perform annual inspections in January of each calendar year of the asphalt and concrete cover (i.e., engineering controls) located on the portion of the Hanover Property shown in Exhibit B to the Hanover Environmental Consent, in accordance with, and as more fully set forth in, section 7 of the Hanover Environmental Consent and (ii) otherwise comply with the reporting provisions of section 7 of the Hanover Environmental Consent. Post-Closing Matters. The Borrowers shall deliver, or cause to be delivered, to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, each of the items described on Schedule 6 attached hereto on or before the dates specified therein with respect to such items, or such later dates as may be agreed to by, or as may be waived by, the Administrative Agent in writing (including via e-mail) in its sole but reasonable discretion. Negative Covenants of Each Borrower. Each of the Borrowers hereby covenants and agrees until the occurrence of Payment in Full: Limitations on Liens. No Borrower shall create, incur, assume or permit to exist any Lien on any Property, except for Permitted Liens.

44 No Amendments to Organizational Documents. No Borrower shall amend or otherwise modify its by-laws, limited liability company agreement, certificate of incorporation, certificate of formation or similar document in any way which could reasonably be expected to materially adversely affect the interests of Administrative Agent or any Lender. No Leases. No Borrower shall enter into, or permit to exist, any leases, licenses, subleases, occupancy agreements, covenants (excluding covenants imposed under Environmental Law that constitute Permitted Liens of the type described in clause (b) of the definition thereof), options, rights of first refusal or first offer, termination rights, subleases or sublicenses or assignments of or in respect of any Property or any space related thereto. Management of the Properties. No Borrower shall enter into, or permit to exist, any management agreement for all or any portion of any Property. Alterations. No Borrower shall make any alterations or renovations to any Property the cost of which would reasonably be expected to result in a reduction of the fair market value of such Property in excess of the greater of (i) $500,000 and (ii) 5% of the appraised value of such Property (as set forth in the Appraisal of such Property delivered to the Administrative Agent on the Closing Date (or, in the case of any Specified Property, on the effective date of the applicable Incremental Amendment)) without the prior written consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed). Prior to the commencement of any renovation or alteration requiring consent of the Administrative Agent (i) the Administrative Agent shall be permitted to request the plans and specifications for the renovations or alterations, (ii) the applicable plans with respect thereto shall have been approved by the applicable Borrower, (iii) to the extent required by Requirements of Law or any restrictive covenant, the applicable plans with respect thereto shall have been approved by all governmental authorities having or exercising jurisdiction over the applicable Property, and by the beneficiary of any restrictive covenant, as applicable, and (iv) such Borrower shall have obtained all permits required for the approved renovations or alterations. The Borrowers shall keep in effect all permits for the renovation or alteration of the Properties, and shall obtain such additional permits as may be necessary to proceed with the renovations or alterations of any Property. The Lead Borrower shall deliver to the Administrative Agent copies of each permit upon request therefor. Sales, Dispositions and Transfers of Properties. No Borrower shall sell, assign, transfer or otherwise dispose of (including by way of a sale and leaseback transaction) all or any portion of any Property without the Administrative Agent’s prior written consent; provided that (a) a Borrower may sell, assign, transfer or otherwise dispose of a Property to a Person that is not an Affiliate of a Borrower in a bona fide arms-length transaction so long as the Borrowers shall have complied with the requirements of Section 3.4.2.3 and Section 24.1 in connection therewith (each, a “Permitted Sale”) and (b) this Section 11.2.6 shall not prohibit the existence of Permitted Liens in respect of any Property. Subsidiary Designation. No Borrower shall designate, or permit the designation of, any Borrower as an Unrestricted Subsidiary (under and as defined in the ABL Credit Agreement) or as an Unrestricted Subsidiary (or similar term) (under and as defined in any Replacement ABL Credit Agreement).

45 Financial Covenant - Fixed Charge Coverage Ratio. The Borrowers shall not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter during the existence of a Covenant Trigger Period to be less than 1.00 to 1.00. For the avoidance of doubt, a Covenant Trigger Period shall be deemed to exist starting with the last day of the fiscal quarter ending immediately prior to the date on which such Covenant Trigger Period shall have commenced and shall continue until the last day of each fiscal quarter thereafter until such Covenant Trigger Period is no longer continuing. 12. APPRAISALS. Appraisal. The Borrowers acknowledge the Administrative Agent’s right to obtain a new Appraisal or update an existing Appraisal of any Property at any time while the Loan or any portion thereof remains outstanding (a) when, if the Administrative Agent determines in good faith that such an Appraisal is warranted and/or (b) to comply with any Requirements of Law or directives of governmental agencies having jurisdiction over the Administrative Agent; provided, however, that Administrative Agent’s right to obtain a new Appraisal or update an existing Appraisal of any Property shall be limited to once per Property per year, unless there is an existing and continuing Event of Default. Each Borrower hereby agrees to pay, promptly after demand, all reasonable and documented appraisers’ fees and related out-of-pocket expenses incurred by the Administrative Agent from time to time in obtaining Appraisals. Cooperation. Each Borrower agrees to supply and cooperate with the appraiser for each Appraisal by delivering to such appraiser such documentation as the appraiser may reasonably request in the circumstances. If a Borrower refuses to deliver such information to the appraiser in a reasonably timely manner, the appraiser shall so note such refusal in the Appraisal, and the appraiser shall make such assumptions as may reasonably be justified in the circumstances in determining the value of the applicable Property. Notwithstanding anything to the contrary in this Section 12.2, none of the Borrowers will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. 13. RESERVED. 14. EVENTS OF DEFAULT. Any of the following events is an “Event of Default”: Payment. (a) The failure by any Borrower to (i) pay any principal payment when due and payable under this Agreement or any Note or (ii) pay any interest payment within three (3) Business Days of when due and payable under this Agreement or any Note; or (b) the failure by a Borrower, within ten (10) days after notice, to pay any other amounts owing to the Administrative Agent or any Lender under any of the Loan Documents. Failure to Perform Under Loan Documents. Failure by a Borrower in the due, prompt and complete observance or performance of any condition, covenant or obligation of such Borrower set forth in any of the Loan Documents (other than any breach or default described elsewhere in this Section 14) for a period of thirty (30) days after

46 written notice to such Borrower from the Administrative Agent specifying the nature of the failure. Notwithstanding the foregoing, if the Administrative Agent determines in good faith, that such failure is not susceptible to correction within such thirty (30) day period, and if such Borrower has promptly commenced and diligently pursues action to cure such failure to the Administrative Agent’s satisfaction, then such Borrower shall have up to an additional thirty (30) days to correct such failure, provided such Borrower continues to diligently pursue corrective action, but in no event more than a total of sixty (60) days after the initial notice from the Administrative Agent to the Lead Borrower. Reserved. False or Misleading Representation or Warranty. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made and such incorrect or misleading representation, warranty, certification or statement of fact, if capable of being cured, remains so incorrect or misleading for thirty (30) days after receipt by the Lead Borrower of written notice thereof by the Administrative Agent. Cross-Default. Any Borrower or any of its Affiliates party to the ABL Credit Agreement, any Replacement ABL Credit Agreement or the Term Loan Credit Agreement (a) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the ABL Credit Agreement, any Replacement ABL Credit Agreement or the Term Loan Credit Agreement or (b) fails to observe or perform any other agreement or condition relating to the ABL Credit Agreement, any Replacement ABL Credit Agreement or the Term Loan Credit Agreement or any other event occurs (other than any event requiring prepayment pursuant to customary asset sale events, insurance and condemnation proceeds events, change of control offers events and excess cash flow and indebtedness sweeps), the effect of which default or other event is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, all such indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all such indebtedness to be made, prior to its stated maturity; provided that this clause (b) shall not apply to secured indebtedness that becomes due (or requires an offer to purchase) as a result of the voluntary sale or transfer of the property or assets securing such indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such indebtedness; provided, further, that such failure or breach is unremedied and is not waived by the required holders of such indebtedness. Failure to Discharge Mechanics’ Liens. The recordation of a mechanic's lien or materialman's lien against any Property and within thirty (30) days after the filing thereof either (a) the claim set forth therein is not discharged by the applicable Borrower; or (b) if the amount claimed is disputed in good faith by the applicable Borrower, such Borrower fails to deliver to the Administrative Agent and the Title Insurer a mechanic's lien release bond, in an amount that is not less than the minimum bonding percentage of the amount claimed under such mechanics’ lien to release such lien of record (as prescribed by the Laws of the State where such Property is situated), in form and substance and issued by a surety company acceptable to the Title Insurer and the Administrative Agent, insuring the Title Insurer and the Administrative Agent against such claim or pursuant to

47 which such Property will be released from such lien and from any action brought to foreclose such lien. Insolvency. Any (i) Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Borrower, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy. Voluntary Petition in Bankruptcy. Any Borrower files a petition in bankruptcy or other similar proceeding under any Debtor Relief Laws or makes an assignment for the benefit of creditors or a receiver is appointed for any of the property of such Borrower (a “Voluntary Proceeding”). Involuntary Petition in Bankruptcy. The filing against any Borrower of a petition in bankruptcy or other similar proceeding under any Debtor Relief Laws, and such petition is not dismissed within sixty (60) calendar days after the filing thereof (an “Involuntary Proceeding” and together with a Voluntary Proceeding, an “Insolvency Proceeding”). Breach of Covenant. A default made by any Borrower in the due observance or performance of any agreement contained in (a) Section 11.1.9.5 for a period of five (5) Business Days after the date on which such observance or performance was due or (b) Section 11.1.2(a), Section 11.1.7, Section 11.1.14 or Section 11.2. Default under any Secured Swap Transaction. The occurrence of any event of default under any Master Agreement or other agreement or instrument evidencing or governing the terms of any Secured Swap Transaction and the expiration of any applicable notice and cure period; provided that this Section 14.11 shall cease to be an Event of Default under this Agreement if CNB and all of its Affiliates (if any) cease to be Lenders hereunder as a result of an assignment pursuant to Section 20.1 of this Agreement. Cessation of Loan Documents to be Effective. Except as directly caused by the action or omission of the Administrative Agent and other than as expressly permitted hereunder or thereunder, (a) the cessation, for any reason, of this Agreement, any Note, any Security Instrument or the Indemnity Agreement to be in full force and effect in all material respects; and (b) the failure of any Lien intended to be created by the Loan Documents to exist or to be valid and perfected in a material portion of the Collateral. 15. REMEDIES. Actions upon Default. If any Event of Default hereunder shall occur, the Administrative Agent (acting at the request of or with the consent of Required Lenders), in addition to any other rights of the Administrative Agent or the Lenders under the other Loan Documents or at law or in equity, all of which rights shall be cumulative, may at its option and without prior notice or demand, exercise any or all of the remedies in this Section 15 and in the other Loan Documents, provided that upon the occurrence of any Event of Default described in Sections 14.8, 14.8 or 14.9, the remedies in Sections 15.1.1 and 15.1.2 shall automatically occur without the need for any action, election or notice by the Administrative Agent and/or the Required Lenders.

48 Acceleration. The Administrative Agent may declare the unpaid principal balance of the Loans and all accrued but unpaid interest thereon immediately due and payable and all Commitments terminated. Possession. To the extent permitted by law and as permitted under each applicable Security Instrument, the Administrative Agent may enter and take possession of any Property or any portion thereof, whether in person, by agent or by court- appointed receiver (as set forth in the applicable Security Instrument). All sums expended by the Administrative Agent for all such purposes shall be deemed disbursed to the applicable Borrower, bearing interest at the Default Rate hereunder and shall constitute Obligations that are secured by the Security Instruments. If the Administrative Agent exercises any of the rights or remedies provided in this Section 15.1.2, that exercise shall not make the Administrative Agent, or cause the Administrative Agent to be deemed to be, a partner or joint venturer of any Borrower. Appointment of the Administrative Agent as Attorney-in-Fact. Each Borrower hereby appoints and designates the Administrative Agent as such Borrower's attorney-in-fact, with full power of substitution, from and after an Event of Default has occurred and is continuing to take possession of any Property, and hereby empowers the Administrative Agent at any time to: comply with any obligations of such Borrower under any permits, contracts, licenses or leases, or otherwise, with respect to any Property; pay, settle or compromise all existing bills and claims which may be liens against any Property or any portion thereof, and any stop payment notices that may be claims against the funds of any Borrower held by the Administrative Agent or any undisbursed Loan funds, or which it may be necessary or desirable to pay, settle or compromise, as the Administrative Agent, in its sole and absolute discretion, deems necessary or proper for (a) the protection of title to any Property or any portion thereof; or (b) the protection of the Administrative Agent’s interest with respect thereto; prosecute and defend all actions and proceedings in connection with any Property; and as the Administrative Agent in its sole and absolute discretion deems necessary or proper, to execute, acknowledge (when appropriate) and deliver and/or record all instruments and documents in the name of such Borrower which may be necessary or desirable in order to do any and every act which such Borrower might do on its own behalf. Each Borrower acknowledges and agrees that the Administrative Agent is not obligated to take any action described above, and that any such action by the Administrative Agent shall not be deemed an assumption of Borrower’s obligations thereunder or obligate the Administrative Agent to perform thereunder. The power of attorney described in this Section 15.2 is a power coupled with an interest and is irrevocable. Provisional Remedies, Self-Help and Foreclosure. No provision of this Section 15 shall limit the right of the Administrative Agent to exercise self-help remedies such as setoff, foreclosure against or sale of any real property collateral or security, or to

49 obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any judicial reference, arbitration or other proceeding. The exercise of a remedy does not waive the right of either party or the Administrative Agent to resort to arbitration or reference. At the Administrative Agent’s option, foreclosure under the Security Instruments may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure. 16. INCREASED COSTS. Increased Costs Generally. If any Change in Law shall (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by the Lenders; (b) subject the Lenders to any Tax (other than (i) Indemnified Taxes, (ii) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (iii) Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes) on its loans, loan principal, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (c) impose on the Lenders or the SOFR loan market any other condition, cost or expense (other than Tax) affecting this Agreement or the Loan; and the result of any of the foregoing shall be to increase the cost to the Lenders of making or maintaining the Loan, or to reduce the amount of any sum or yield received or receivable by the Lenders under any Note or hereunder (whether of principal, interest or any other amount) then, upon request of the Lenders, Lead Borrower will pay to the Administrative Agent, for the benefit of the Lenders, within ten (10) days of demand, such additional amount or amounts as will compensate the Lenders for such additional costs incurred or reduction suffered. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that no Borrower shall be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or such Lender’s holding company regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company as a consequence of this Agreement or the Loan, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender, within ten (10) days after demand, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. A Lender may advise the Lead Borrower that such additional amount will be in the form of an interest rate increase when such Change in Law causes such additional capital requirements to be effective. Each Lender agrees that, in the event it submits any demand for payment under this Section 16, as part of making such demand, such Lender shall have made a good faith determination (which determination shall be conclusive) that it is concurrently making similar demands of other (but not necessarily all) customers similarly situated.

50 Each Borrower acknowledges and agrees that the additional costs resulting from Sections 16.1 and Error! Reference source not found.2 above may relate to laws, rules, guidelines, capital orders, directives and regulations that exist on the date of this Agreement, but that may become effective in the future or that are effective now but will or may increase a Lender’s holding company’s or a Lender’s capital requirements in the future. 17. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Administrative Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. On and after the Closing Date, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of the Loans) by obtaining the prior written consent of (1) the Lead Borrower (provided, that the consent of the Lead Borrower shall not be required upon the occurrence and during the continuance of any Event of Default under Sections 14.1, 14.7, 14.8 or 14.9) and (2) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided, further, that (i) the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in an integral multiple of $100,000, and not less than $100,000 in aggregate principal amount or, if less, the entire remaining amount of such Lender’s Loans (in each case, aggregating concurrent assignments by or to two or more Affiliates for purposes of determining such minimum amount), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent) and (iii) the assignee, if it shall not be a Lender, shall be required to be an Eligible Assignee and to deliver to the Administrative Agent an Administrative Questionnaire and all applicable Tax forms. Upon acceptance and recording pursuant to Section 17.5, from and after the effective date specified in each Assignment and Acceptance, (A) the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 16.1, Section 18 and Section 25.4. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in subclause (i) above, such assigning Lender makes no representation or warranty and

51 assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 11.1.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender. The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Los Angeles, California, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 17.4 shall be construed so that the Loans are at all times maintained in “registered form” within the meanings of Section 163(f), 871(h)(2) and 881(c)(2) of the Code. Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 17.2 above, if applicable, and the written consent of the Administrative Agent and, if required, the Lead Borrower to such assignment and any applicable Tax forms, the Administrative Agent shall promptly (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this Section 17.5. Each Lender may without the consent of the Lead Borrower or the Administrative Agent sell participations to one or more banks or other Persons (other than a natural person or a Disqualified Institution) (a “Participant”) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the

52 other parties hereto for the performance of such obligations, (iii) the Borrowers, the Administrative Agent and the Lenders shall continue to deal solely and directly with, and be entitled to rely solely upon the statements and actions of, such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) any Person that would be a Fee Receiver may not be a participant unless such Person obtains the written consent of the Lead Borrower and the Administrative Agent prior to the date such Person becomes a transferee hereunder, and such Lender shall (and any agreement or instrument pursuant to which a Lender sells such a participation shall so provide) retain the sole right to enforce the obligations of the Borrowers relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or Person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or Person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or Person has an interest, increasing or extending the Commitments in which such participating bank or Person has an interest or releasing all a material portion of the Collateral). Subject to Section 17.7, the Borrowers agree that each Participant shall be entitled to the benefits of Section 16.1 and Section 18, subject to the requirements and limitations therein, to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 17.2. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. This Section 17.6 shall be construed so that the Loans are at all times maintained in “registered form” within the meanings of Section 163(f), 871(h)(2) and 881(c)(2) of the Code. A Participant shall not be entitled to receive any greater payment under Section 16.1 and Section 18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless (i) such entitlement is the result of a Change in Law that occurs after the Participant acquired the applicable participation and (ii) the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that the Participant shall be subject to the provisions of Section 19 and Section 20 as if it were an assignee pursuant to this Section 17. Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 17, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers; provided, that, prior to any such disclosure of information, each such assignee or participant or proposed assignee or participant shall agree in writing (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 25.9. Any Lender may at any time assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed

53 by such Lender; provided, that no such assignment shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto. No Borrower shall assign or delegate any of its rights or duties hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void. 18. TAXES. Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by Requirements of Law. If any Requirements of Law require the deduction or withholding of an Tax from any such payment, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Requirements of Law; provided, that if any Borrower or the Administrative Agent shall be required to deduct or withhold any Indemnified Taxes from such payments, then the sum payable shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 18) the Administrative Agent and each Lender receives an amount equal to the sum it would have received had no such deductions been made. In addition, the Borrowers shall timely pay, or at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes to the relevant Governmental Authority in accordance with Requirements of Law. Each Borrower shall indemnify the Administrative Agent and each Lender (which indemnity shall be payable on the later of (i) the Interest Payment Date or (ii) ten (10) Business Days, in each case, following receipt by the such Borrower of written demand therefor), for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender on or with respect to any payment by or on account of any obligation of such Borrower hereunder or under any other Loan Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 18) and, without duplication, any reasonable expenses arising therefrom or with respect thereto; provided, that if such Borrower reasonably believes that such Taxes were not correctly or legally asserted, each Lender will use reasonable efforts to cooperate with such Borrower to obtain a refund of such Taxes so long as such efforts would not, in the sole determination of such Lender, result in any additional costs, or expenses (other than any costs or expenses for which such Lender has been reimbursed or indemnified by such Borrower pursuant to this Agreement or otherwise), or risks or be otherwise disadvantageous to it; provided, further that no Borrower shall be required to compensate any Lender pursuant to this Section 18 for any amounts payable by such Lender in any fiscal year of such Lender if such Lender does not furnish notice of such claim within one (1) year from the end of such fiscal year; provided, further that if the law giving rise to such claim has a retroactive effect, then such one (1) year period shall be extended to include such period of retroactive effect. A certificate as to the amount of such payment or liability proposed in good faith and delivered to such Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

54 Each Lender shall indemnify the Administrative Agent (which indemnity shall be payable on the Interest Payment Date following written demand therefor), for the full amount of any Excluded Taxes attributable to such Lender that are payable or paid by the Administrative Agent, and out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. As soon as practicable after any payment of Indemnified Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. Each Lender shall, to the extent legally entitled to do so, (i) as soon as practicable after the date on which requested to do so by the Administrative Agent or any Borrower, (ii) on or prior to the date on which such Lender becomes a party under this Agreement or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder (and from time to time thereafter upon the reasonable request of a Borrower or the Administrative Agent), (iii) as soon as practicable after the date, if any, such Lender changes its applicable lending office by designating a different lending office, (iv) as soon as practicable after the obsolescence or invalidity of any form previously delivered by such Lender, and (v) in any event before the first payment of interest to such Lender after the date on which the relevant Lender becomes a party to this Agreement, the date of such request or any such change of status, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) a duly executed IRS Form W-9 or applicable IRS Form W- 8 (including any additional required documentation) and any other form prescribed by Requirements of Law as a basis for claiming exemption from or a reduction in withholding Tax duly completed together with such supplementary documentation as may be prescribed by Requirements of Law to permit such Borrower to determine the withholding or deduction required to be made. Notwithstanding anything to the contrary in the foregoing sentence, in the case of any withholding Tax forms (other than such forms set forth in Sections 18.6.1, 18.6.2 and 18.12), the completion, execution and submission of such forms shall not be required if in the Lender’s judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the generality of the foregoing, any Lender that is a U.S. Person shall deliver to the Lead Borrower and the Administrative Agent prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; any Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) prior to the date on which such non-U.S. Person becomes a Lender under this Agreement (and from time

55 to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), whichever of the following is applicable: (A) in the case of a Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W- 8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (B) executed copies of IRS Form W-8ECI; (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate reasonably satisfactory to the Lead Borrower to the effect that such Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Lead Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Lead Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W 8BEN-E; or (D) to the extent a Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W 8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Lender is a partnership and one or more direct or indirect partners of such Lender are claiming the portfolio interest exemption, such Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner; and any Lender shall, to the extent it is legally entitled to do so, deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), executed copies of any other form prescribed by Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Requirements of Law to permit the Lead Borrower or the Administrative Agent to determine the withholding or deduction required to be made. No Borrower shall be required to indemnify any Lender or to pay any additional amounts to any Lender in respect of U.S. federal withholding Tax pursuant to this Section 18 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with the provisions of Section 18.6 above. Should a Lender become subject to Taxes because of its failure to deliver a form

56 required hereunder, the applicable Borrower shall, at such Lender’s expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes. If a Borrower shall be required pursuant to this Section 18 to pay any additional amount to, or to indemnify, any Lender to the extent that such Lender becomes subject to Taxes subsequent to the Closing Date (or, if applicable, subsequent to the date such Person becomes a party to this Agreement), such Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise by payable pursuant to this Section 18; provided, however, that such efforts shall not include the taking of any actions by such Lender that would result in any Tax, costs or other expense to such Lender (other than a Tax, cost or other expense for which such Lender has been reimbursed or indemnified by such Borrower pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Lender have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Lender. Without limiting any rights of a Lender pursuant to Section 18.1, if any Lender is entitled to a reduction in (and not complete exemption from) the applicable withholding Tax, a Borrower may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding Tax after taking into account such reduction. If the Administrative Agent, or any Lender, determines in its sole discretion that it has actually received a refund of any Indemnified Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower has paid additional amounts pursuant to this Section 18 it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 18 with respect to such Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, or such Lender, as the case may be (including any Taxes imposed upon the receipt of such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Borrower, upon the request of the Administrative Agent, or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, or such Lender, if the Administrative Agent, or such Lender, is required to repay such refund to such Governmental Authority. This Section 18 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to a Borrower or any other Person. Notwithstanding anything in this Agreement to the contrary, no Fee Receiver (or the Administrative Agent with respect to such Fee Receiver) shall have any rights, and no Borrower shall have obligations with respect to a Fee Receiver (or the Administrative Agent with respect to such Fee Receiver), with respect to any amounts received under this Agreement (including but not limited to any obligation of any Borrower to increase any payment for any amounts deducted or withheld), unless such Fee Receiver is the Administrative Agent or qualifies as a Lender under this Agreement or as a Participant in accordance with and subject to the limitations of Sections 17.6 and 17.7. If a payment made to a Lender under any Loan Document would be subject to withholding Tax imposed by FATCA if such Lender were to fail to comply with the

57 applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Lead Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Lead Borrower or the Administrative Agent such documentation prescribed by Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Lead Borrower or the Administrative Agent as may be necessary for the Lead Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 18.12 “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Lead Borrower and the Administrative Agent in writing of its legal inability to do so. On or before the date the Administrative Agent (or any successor thereto) becomes a party to this Agreement, the Administrative Agent shall provide to the Lead Borrower two duly executed copies of the documentation prescribed in clause (i) or (ii) below, as applicable (together with all required attachments thereto): (i) IRS Form W-9 or any successor thereto, or (ii) (A) IRS Form W-8ECI or any successor thereto with respect to payments received or to be received for its own account, and (B) with respect to payments received or to be received on account of others (including any Lender), a U.S. branch withholding certificate on IRS Form W-8IMY or any successor thereto evidencing its agreement with each Borrower to be treated as a U.S. Person for U.S. federal withholding Tax purposes. At any time thereafter, the Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of any Borrower. Each party’s obligations under this Section 18 shall survive termination of the Loan Documents and repayment of any obligations thereunder. 19. NO SETOFFS. Each Lender agrees that it shall not, whether through the exercise of a right of banker’s lien, setoff or counterclaim against any Borrower or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar Law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans without the express prior written consent of the Administrative Agent. 20. ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES; DUTY TO MITIGATE. In the event (i) any Lender makes a request for compensation pursuant to Section 16.1, (ii) the Administrative Agent delivers a notice described in Section 3.3.5, (iii) a Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 18 or (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Lead Borrower that requires the consent of a percentage of

58 the Lenders greater than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, the Lead Borrower may, upon notice to such Lender, as the case may be, and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 17), all of its interests, rights and obligations under this Agreement to an assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Documents (which assignee may be another Lender, if a Lender accepts such assignment); provided, that (x) such assignment shall not conflict with any Law, and (y) the applicable Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Section 3.3.5 and Section 16.1); provided, further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 3.3.5, notice under Section 16.1 or the amounts paid pursuant to Section 18, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 16.1, or cease to result in amounts being payable under Section 18, as the case may be (including as a result of any action taken by such Lender pursuant to Section 20.2 below), or if such Lender shall waive its right to claim further compensation under Section 3.3.5 in respect of such circumstances or event or shall withdraw its notice under Section 16.1 or shall waive its right to further payments under Section 18 in respect of such circumstances or event, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 20.1. If (i) any Lender shall request compensation under Section 3.3.5, (ii) any Lender delivers a notice described in Section 16.1 or (iii) the applicable Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 18, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Lead Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 16.1 or would reduce amounts payable pursuant to Section 18, as the case may be, in the future. 21. FEES AND CHARGES. The Borrowers shall pay to the Administrative Agent fees and charges due in connection with the Initial Loan as set forth in the Initial Loan Disbursement Schedule (and, to the extent applicable, in connection with any Incremental Loan as set forth in the applicable Incremental Loan Disbursement Schedule). 22. TITLE ENDORSEMENTS; TAX SEARCHES; ADMINISTRATIVE COSTS. From time to time during the term of the Loan, the Administrative Agent may, at the Borrowers’ sole cost and expense, obtain or require the Borrowers to obtain, from such person or

59 entity as the Administrative Agent shall approve, in its sole and absolute but reasonable discretion, the following: Customary title insurance endorsements to be attached to the Title Policies, in form and substance reasonably satisfactory to the Administrative Agent; Updated surveys of the Properties; Tax and insurance service contracts regarding the Properties; and Customary title searches, service contracts or other information regarding any Borrower or any Property as the Administrative Agent deems reasonably necessary. The Borrowers shall pay all reasonable out-of-pocket costs incurred by the Borrowers or the Administrative Agent in obtaining any of the foregoing including, without limitation, recording fees, attorneys' fees (but limited, in the case of attorney’s fees, to reasonable and documented out-of-pocket legal fees and expenses of (i) one firm of counsel for the Administrative Agent and (ii) if reasonably necessary, a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent) and reasonable accountants' fees, administrative costs and title and other insurance premiums; and the Borrowers shall deliver all customary affidavits, indemnities or other agreements or documents required by Title Insurer as a condition to issuing the title insurance endorsements. 23. RESERVED. 24. RELEASES OF PROPERTIES. Releases Upon Consummation of a Permitted Sale. Upon the Lead Borrower’s written request, the Administrative Agent shall cause (and the Lenders hereby authorize the Administrative Agent to cause) a Property that is subject to a Permitted Sale to be reconveyed and the applicable Security Instrument terminated and liens with respect thereto released upon the satisfaction of the following conditions with respect to such reconveyance: No Default. No Event of Default or Potential Event of Default has occurred and is continuing as of the date of such Permitted Sale or would result from such Permitted Sale. Request for Release. The Administrative Agent has received from the Lead Borrower a written request for such release at least ten (10) Business Days prior to the requested date of release (or such later date as the Administrative Agent may agree), describing such Property to be released at that time. Lawful Release. The reconveyance of such Property shall not result in a disposition of such Property in a violation of any Law. Release Price. The Lead Borrower shall have complied with Section 3.4.2.3. Full Repayment of Loan. Notwithstanding anything to the contrary contained in this Section 24, upon the occurrence of Payment in Full, the Administrative

60 Agent shall, without additional consideration, cause to be reconveyed from the lien of each Security Instrument all portions of the Properties not theretofore reconveyed. 25. MISCELLANEOUS. Notices. All written notices or demands of any kind that either party hereto may be required or may desire to serve on the other in connection with the Loan Documents shall be served by (a) personal service; (b) registered or certified mail; (c) recognized overnight courier service; or (d) email transmission. Any such notice or demand shall be delivered with all applicable delivery charges thereon fully prepaid and addressed as follows: Borrowers: Utz Quality Foods, LLC 900 High Street, Hanover Pennsylvania 17331 Attention: Theresa Shea Attention: Cary DeVore Email: cdevore@utzsnacks.com E-mail: tshea@utzsnacks.com Telephone No.: 312/933-9348 copies to (which shall not constitute notice): Sidley Austin LLP 787 7th Ave, New York, NY 10019 Attn: Nicholas Schwartz and Kristen Smith E-mail: nschwartz@sidley.com; kristen.smith@sidley.com Administrative Agent / CNB: City National Bank National Corporate Banking – Food and Beverage 555 South Flower Street, 21st Floor Los Angeles, CA 90071 Attn: Utz Quality Foods Account Manager Email: Chris.Clegg@cnb.com; Robert.Brichacek@cnb.com copies to: Lenders: City National Bank 555 South Flower Street, 18th Floor Los Angeles, CA 90071 Attn: Office of the General Counsel Email: Kevin.Cops@cnb.com Fax No.: (213) 673-9503 At the address of each Lender listed on its signature page hereto or in the Assignment and Acceptance pursuant to which such Lender became a party hereto. Service of any such notice or demand so made by personal service, mail, recognized overnight courier or email transmission shall be deemed complete on the date of actual delivery as shown by the addressee's registry, certification receipt, confirmation of receipt or “answer back confirmation”, as applicable, or, other than in the case of email, at the expiration of the third business day after the date of dispatch, whichever is earlier in time. Any party hereto may from time to time, by notice in writing served upon the other parties hereto as provided in this Section 24, designate a different mailing address to which

61 or a different person to whose attention all such notices or demands are thereafter to be addressed. Waivers; Amendments. No failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by Section 25.2.2 below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances. Neither this Agreement, any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Lead Borrower and the Required Lenders (or by the Lead Borrower and the Administrative Agent acting at the direction of the Required Lenders); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof without the prior written consent of each Lender directly adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary to amend Section 3.3.3 or to waive any obligation of the Borrowers to pay interest at the rate provided for in Section 3.3.3), (ii) decrease the rate of interest on any Loan, without the prior written consent of each Lender directly adversely affected thereby (provided that only the consent of the Required Lenders shall be necessary to amend Section 3.3.3 or to waive any obligation of the Borrowers to pay interest at the rate provided for in Section 3.3.3), (iii) amend or modify the pro rata requirements of Section 3.2 without the prior written consent of each Lender directly adversely affected thereby, (iv) amend or modify the provisions of this Section 25.2.2 or the definition of “Required Lenders” or release all or substantially all of the Liens on the Properties, without the prior written consent of each Lender; provided, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent. Notwithstanding anything to the contrary contained in this Section 25 or any other provision of this Agreement or any other Loan Document, this Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and the Lead Borrower without the need to obtain the consent of any other Lender if such amendment is consummated in order (x) to correct or cure any ambiguities, errors, omissions, mistakes, inconsistencies or defects jointly identified by the Lead Borrower and the Administrative Agent, (y) to effect administrative changes of a technical or immaterial nature or (z) to fix incorrect cross-

62 references or similar inaccuracies in this Agreement or the applicable Loan Document. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Lead Borrower and the Administrative Agent may enter into any Incremental Amendment in accordance with Section 4.3, and such Incremental Amendments shall be effective to amend the terms of this Agreement and the other applicable Loan Documents, in each case, without any further action or consent of any other party to any Loan Document (other than as set forth in Section 4.3 or the applicable Incremental Amendment, as applicable). Reserved. Expenses; Indemnity; Fees. Expenses. The Borrowers agree that Lender Group Expenses shall be payable promptly following receipt of demand therefor. Indemnity. The Borrowers shall, at Borrowers’ expense, protect, defend, indemnify, save and hold the Administrative Agent and the Lenders, their affiliates and respective officers, directors, employees, advisors and agents (each, an “Indemnified Person”) harmless against any and all liabilities, claims, demands, losses, expenses, damages, causes of action (whether legal or equitable in nature) (each, an “Indemnification Action”) asserted by any Person to which any such Indemnified Person may become subject arising out of, caused by or relating to the Loan, including, without limitation, the use or application of the proceeds of the Loan; communications regarding the Loan and any Property; or any action or proceeding in which it becomes necessary for the Administrative Agent to defend or uphold the title and lien with respect to any Security Instrument, regardless of whether such Indemnified Person is party thereto. The Borrowers shall pay any Indemnified Person upon demand all claims, judgments, damages, losses and expenses (including court costs, reasonable and documented attorneys' fees (limited in the case of attorneys’ fees to reasonable and documented out-of-pocket legal fees and expenses of one firm of counsel for the Administrative Agent and all of the Lenders, taken as a whole and, if reasonably necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent and all such Lenders, taken as a whole, and, solely in the case of an actual or potential conflict of interest where the Administrative Agent and the Lenders affected by such conflict notify you of the existence of such conflict and thereafter retain their own counsel, by such other one firm of counsel for the Administrative Agent and such affected Lenders, taken as a whole)) and expenses and other reasonable and documented out-of-pocket expenses incurred in connection with the investigating or defense of any such Indemnification Action) incurred by an Indemnified Person as a result of any such legal or other action arising out of the Loan; provided, that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities or related expenses to the extent they are found by a final, non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct or gross negligence of such Indemnified Person. No Indemnified Person shall be required to ascertain whether the provisions of any documents or agreements provided or executed by any Borrower or any of Borrower’s constituent entities have been met or complied with or to inquire as to the authority or power of the officers of any corporation; managing

63 members of any limited liability company; general partners of any general or limited partnership; or trustee of any trust, as applicable. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under Section 25.4.1 or 25.4.2 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s pro rata share of the Loan at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), in connection with such capacity. The obligations of the Lenders under this Section 25.4.3 are several and not joint. Indemnity for Claims of Contractors. The Administrative Agent shall not be liable to, and the Borrowers shall indemnify and save the Administrative Agent harmless against liability for, and the claims of, materialmen, contractors, subcontractors, laborers and others for goods delivered by them to any Property or services performed by them in or upon any Property or otherwise in connection with any Property. No Borrower is and no Borrower shall be considered to be the agent of the Administrative Agent for any purpose. This Section 25.4 is separate and several and shall survive the merger of this Agreement into any judgment on this Agreement. This Section 25.4 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. No Third Party. This Agreement is made for the sole benefit of the Borrowers, the Lenders and the Lenders’ successors and assigns, and no other Person or Persons shall have any rights or remedies under or by reason of this Agreement or any right to the exercise of any right or power of the Lenders hereunder or arising from any Event of Default or Potential Event of Default. Time of Essence; Context. Time is hereby declared to be of the essence of each of the Loan Documents and of every part thereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The term “including” shall mean “including without limitation.” Governing Law. This Agreement and all of the other Loan Documents (except as otherwise expressly provided therein) shall be governed by and construed in accordance with the laws of the State of New York; provided, that for the avoidance of doubt, any mortgage in respect of any Property may include certain provisions that are governed by local law to the extent necessary to perfect liens (and allow for enforcement) in a jurisdiction in which such Property is located. Forum; Service of Process. Each Borrower hereby irrevocably submits generally and unconditionally for itself and its property to the non-exclusive jurisdiction of

64 any state court or any United States federal court sitting in the State of New York, to the non-exclusive jurisdiction of any state court or any United States federal court sitting in the State in which a Property is located and to the non-exclusive jurisdiction of any other forum having valid jurisdiction in connection with the enforcement of remedies with respect to such Property, over any Claim. Each Borrower hereby irrevocably waives, to the fullest extent permitted by Law, any objection that such Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Each Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under Requirements of Law, all service of process in any such suit, action or proceeding in any state court or any United States federal court sitting in the State of New York or the State in which a Property is located may be made by certified or registered mail, return receipt requested, directed to the Lead Borrower at its address for notice set forth in this Agreement, or at a subsequent address of which the Administrative Agent received actual notice from the Lead Borrower in accordance with the notice section of this Agreement, and service so made shall be complete five (5) days after the same has been so mailed. Nothing herein shall affect the right of the Administrative Agent to serve process in any manner permitted by Law or limit the right of the Administrative Agent to bring proceedings against any Borrower in any other court or jurisdiction. Confidentiality. Each of the Administrative Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), in which case the Administrative Agent or Lenders, as applicable, agree (except with respect to any audit or examination conducted by bank accountants or any regulatory authority exercising examination or regulatory authority), to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Lead Borrower promptly thereof prior to disclosure, (c) to the extent required by Requirements of Law or by any subpoena or similar legal process, in which case the Administrative Agent or Lenders, as applicable, agree, to the extent practicable and not prohibited by applicable law, rule or regulation, to inform the Lead Borrower promptly thereof prior to disclosure, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to a written agreement to comply with the provisions of this Section 25.9, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents (other than any Disqualified Institution) or (ii) any actual or prospective counterparty (or its advisors) to any Swap Transaction relating to the Borrowers or any of their obligations (other than any Disqualified Institution), (f) with the prior written consent of the Lead Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 25.9. For the purposes of this Section 25.9, “Information” shall mean all information received from, or on behalf of, the Borrowers, other than any such information that was available to the Administrative Agent or any Lender on a non-confidential basis prior to its disclosure by the Borrowers and not in breach of any confidentiality obligations. Notwithstanding the foregoing, each Borrower hereby consents to the publication by the Administrative Agent and any Lender (and their respective Affiliates) of any tombstones. Without the prior written consent of the Lead Borrower, Administrative Agent and any Lender (and their respective Affiliates) may not (i) publish

65 any press releases, advertising or other promotional materials (including via any electronic transmission) relating to the transactions contemplated by this Agreement and the other Loan Documents (each, as amended from time to time) using any Borrower’s name, product photographs, logo or trademark and (ii) include any Borrower’s name in any published listing of customers of the Administrative Agent or such Lender (and their respective Affiliates). Entire Agreement. This Agreement, including all Exhibits attached hereto, and all of the other Loan Documents constitute the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto or thereto. Notwithstanding the foregoing, the provisions of this Agreement are not intended to supersede the provisions of the Security Instruments, but shall be construed as supplemental thereto. Each Borrower hereby acknowledges that this Agreement and the other Loan Documents accurately reflect the agreements and understandings of the parties hereto with respect to their subject matter and hereby waives any claims against the Administrative Agent or the Lenders which any Borrower may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement or such other Loan Documents. Headings. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. Severability. Each provision of this Agreement shall be interpreted so as to be effective and valid under Requirements of Law, but if any such provision shall in any respect be ineffective or invalid under such Requirements of Law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Agreement. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same document. Patriot Act Compliance. For clarification purposes for the notice below, a “person” can be other than an individual; “you” can be a Borrower or an employee of a Borrower. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. At any time, each Borrower will deliver to the Administrative Agent all documentation and other information necessary for the Lenders to comply with its on-going obligations under “know your customer” and anti-money laundering rules and regulations, and as may be necessary or desirable in order to verify Borrower’s identity and background in a manner satisfactory to the Lenders. Interpretation. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: Number; Inclusion. References to the singular includes the plural, the plural includes the singular, the plural, the part and the whole; “or” has the inclusive

66 meaning represented by the phrase “and/or”; and “including” has the meaning represented by the phrase “including without limitation”. In the case of any ambiguity, any references, terms, words or provisions are intended by the parties hereto to be, and shall be, interpreted so as to provide the Administrative Agent and the Lenders with the maximum benefit thereof. Documents Taken as a Whole. The words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document. Headings. The section and other headings contained in this Agreement or the other Loan Documents and the Table of Contents (if any) following this Agreement or the other Loan Documents are for reference purposes only and shall not control or affect the construction of this Agreement or the other Loan Documents or the interpretation thereof in any respect. Implied References to This Agreement. Article, section, paragraph, subsection, clause, schedule and exhibit references are to this Agreement unless otherwise specified. Persons. Reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or the other Loan Documents, as the case may be. Modifications to Documents. Reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated. Actions by the Administrative Agent. Unless otherwise expressly provided in this Agreement, all determinations, consents, approvals, disapprovals, calculations, requirements, requests, acts, actions, elections, selections, opinions, judgments, options, exercise of rights, remedies or indemnities, satisfaction of conditions or other decisions of or to be made by the Administrative Agent under this Agreement or any of the other Loan Documents shall be made in the sole and absolute discretion of the Administrative Agent, but without any obligation to provide such consent or approval, all of which shall be deemed conclusive and binding on the Borrowers. Consents and Approvals. Consents and approvals granted by the Administrative Agent for any matters covered under this Agreement must be in writing, shall be narrowly construed to cover only the parties and facts expressly identified in any written approval or consent, shall be solely for the benefit of the Borrowers, and no third party may be a third party beneficiary thereof nor rely thereon for any purpose. Fees and Charges. Each Borrower hereby acknowledges and agrees that any and all fees and charges shall be deemed to be fully earned and nonrefundable upon receipt regardless of whether the Loan is repaid prior to the Maturity Date. 26. WAIVER OF JURY TRIAL. THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY TO THE EXTENT

67 PERMITTED BY REQUIREMENTS OF LAW. THE PARTIES AGREE AND UNDERSTAND THAT THE EFFECT THIS SECTION 0 IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, BY AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 26, AND (iii) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY MADE. 27. THE ADMINISTRATIVE AGENT. Appointment and Authority. Each of the Lenders hereby irrevocably appoints CNB to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 27 (other than as expressly provided herein) are solely for the benefit of the Administrative Agent and the Lenders, and no Borrower shall have any rights as a third-party beneficiary of any such provisions (other than as expressly provided herein). It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent or any other agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Requirements of Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Rights as a Lender. Any Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include any Person serving as the Administrative Agent hereunder in its capacity as a Lender. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with the Borrowers or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: 27.3.1.1. shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Event of Default or Event of Default has occurred and is continuing;

68 27.3.1.2. shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Requirements of Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and 27.3.1.3. shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to a Borrower or any of its respective Affiliates that is communicated to or obtained by any Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided herein or under the other Loan Documents), or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Potential Event of Default unless and until notice describing such Potential Event of Default is given to the Administrative Agent in writing by the Lead Borrower or a Lender. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Event of Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent and shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request,

69 certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 27 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loan as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents as determined by a court of competent jurisdiction in a final and non-appealable judgment. Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, and the Borrowers. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Lead Borrower, to appoint a successor, which shall be a financial institution with an office in the United States, or an Affiliate of any such financial institution with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and the Lead Borrower and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above which successor agent shall (unless an Event of Default under Sections 14.1, 14.7, 14.8 or 14.9 with respect to any Borrower shall have occurred and be continuing) be subject to approval by the Lead Borrower (which approval shall not be unreasonably withheld or delayed). Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. With effect from the Resignation Effective Date (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall

70 instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent or as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 27 and Section 25.4.3 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. No other Duties, etc. Anything herein to the contrary notwithstanding, the Administrative Agent shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent hereunder or thereunder. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 25.4) allowed in such judicial proceeding; and to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

71 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 25.4. Collateral and Guaranty Matters. Each of the Lenders irrevocably authorizes the Administrative Agent to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (x) upon the occurrence of Payment in Full, (y) that is sold or otherwise disposed of as part of or in connection with any Permitted Sale or (z) subject to Section 25.2, if approved, authorized or ratified in writing by the Required Lenders or such other number or percentage of Lenders required hereby. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 27.10. No release pursuant to this Section 27.10 shall be deemed to constitute a novation or a consent to any further sale, assignment, pledge, encumbrance, creation of a security interest in, hypothecation, transfer, ground lease or other disposition of (including by way of a sale and leaseback transaction) all or a portion of any Property or a waiver of the right of Administrative Agent, as mortgagee with respect to any Property, as applicable, at its option, to declare the Obligations secured by the applicable Security Instrument immediately due and payable, without notice to the applicable Borrower or any other person or entity, upon any such sale, assignment, pledge, encumbrance, creation of a security interest in, hypothecation, transfer, ground lease or other disposition that is not otherwise permitted by this Agreement or to which the Administrative Agent has not otherwise consented. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Borrower in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrowers, the Administrative Agent and each Lender hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Security Instrument, it being understood and agreed that all powers, rights and remedies under any of the Security Instruments may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms thereof, and (ii) in the event of a foreclosure or similar enforcement action by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition (including, without limitation, pursuant to

72 Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code of the United States), the Administrative Agent (or any Lender, except with respect to a “credit bid” pursuant to Section 363(k), Section 1129(b)(2)(a)(ii) or otherwise of the Bankruptcy Code of the United States) may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and the Administrative Agent, as agent for and representative of the Lenders (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, upon instructions from the Required Lenders, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale or disposition, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent at such sale or other disposition. [SIGNATURES APPEAR ON NEXT PAGE]

LOAN AGREEMENT US-DOCS\133490421.16 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove written. UTZ QUALITY FOODS, LLC as Lead Borrower By: /s/ Theresa R. Shea Name: Theresa Shea Title: Executive Vice President, General Counsel and Corporate Secretary KENNEDY ENDEAVORS, LLC, as a Borrower By: /s/ Theresa R. Shea Name: Theresa Shea Title: Executive Vice President, General Counsel and Corporate Secretary CONDOR SNACK FOODS, LLC, as a Borrower By: /s/ Theresa R. Shea Name: Theresa Shea Title: Executive Vice President, General Counsel and Corporate Secretary

US-DOCS\133490421.16 CITY NATIONAL BANK, a national banking association, as Administrative Agent and a Lender By: /s/ Christopher Clegg Name: Christopher Clegg Title: Senior Vice President

LOAN AGREEMENT Exhibit A 1 US-DOCS\133490421.16 EXHIBIT "A" Initial Loan Disbursement Schedule

LOAN AGREEMENT Exhibit B 1 US-DOCS\133490421.16 EXHIBIT “B” INSURANCE REQUIREMENTS City National Bank, a national banking association ("CNB" or the “Administrative Agent”) provides the following minimum insurance requirements to assist you in obtaining the insurance required by the Administrative Agent for the referenced Loan. It is important that you carefully select your insurance to protect your investment. If there are any questions regarding these requirements, please feel free to contact the City National Bank, Attention: Insurance Department, P.O. Box 60938, Los Angeles, CA 90060-0938. 1. ACCEPTABLE INSURANCE COMPANIES. The insurance company providing coverage must (a) be licensed to do business in the state in which the applicable Property is located, (b) be able to transact the lines of insurance required by this transaction, (c) be acceptable to the Administrative Agent, and (d) have an insurer financial strength credit rating of "Good" or better from one of the five major independent insurer rating agencies1 (the “Insurer”). 2. TYPES OF COVERAGE. 2.1 Property Insurance. The minimum requirement for hazard insurance (all properties) is as follows. The policy must:  Be issued in the applicable Borrower’s name (or Owner’s name, if different, as vested);  Be maintained for the life of the Loan;  Be in an amount at least equal to the full insurable replacement value of the structure(s) on the applicable Property as determined by your insurance company. Replacement cost coverage means the cost to repair or replace the structure(s) on the applicable Property at the time of loss or damage, without deduction for physical deterioration or depreciation;  Contain a Lender’s Loss Payable Endorsement (438-BFU) or a CP 12 18 or their acceptable equivalent, in favor of the Administrative Agent, on behalf of the Lenders. The Lender’s Loss Payable Endorsement must: (a) be attached to the policy or, if not attached, reference the policy number (b) show the Administrative Agent’s mailing address and (c) be signed by the producer/agent;  Be effective on or prior to the new Loan funding date;  Provide coverage for a term of at least one year. If an existing policy, the policy cannot expire within 30 days of the date the Loan closes otherwise the policy must be renewed for a term of at least one year; 1 A.M. Best Credit Rating of B+ or better Demotech Rating of A or better Fitch Ratings Credit Rating of BBB- or better Moody's Rating of A3 or better Standard and Poor's Rating of A- or better

LOAN AGREEMENT Exhibit A 2 US-DOCS\133490421.16  State that the Administrative Agent will be notified of cancellation in writing (regardless of cause) 10 days (30 days for cooperative units) prior to the expiration of coverage;  Show premium is paid in a purchase money escrow or, if not a purchase money escrow, a receipt is required to demonstrate premium is paid prior to Loan closing; and  Policies cannot limit or exclude from coverage (whether in whole or in part) windstorm, hurricane, hail damages, or any other perils that are normally included under standard extended coverage OR and additional policy or endorsement evidencing such coverage may be required. 3. GENERAL LIABILITY. A Commercial General Liability policy must be obtained with the Borrowers (or Owner of the applicable Property, as vested) listed on the declarations page as the "named insured" or added by endorsement. The Administrative Agent must be named “additional insured” on the policy or added by endorsement. The minimum coverage for General Liability is as follows:  $1,000,000 combined single limit per occurrence  $2,000,000 general aggregate limit (other than products completed operations)  Products - Completed Operations Aggregate Limit - $1,000,000  Personal and Advertising Injury Limit - $1,000,000  Fire Damage Limit - $50,000 Per claim  Medical Expense Limit - $5,000 Per Person Limit  Policy must state that Insurer will give the Administrative Agent at least 30 days’ notice of any changes, cancellation or non-renewal.  General Liability includes such traditional "Broad Form" coverage as Insured Contracts.  Exposures such as properties serving alcohol should maintain Liquor Liability coverage by endorsement to the General Liability Policy.  Excess/Umbrella Liability Coverage of at least $2,000,000.00 is required on properties that have third party traffic such as hotels, motels, office buildings, shopping centers.  The Administrative Agent reserves the right to require a higher dollar amount for certain property types. 4. BINDERS/CERTIFICATE OF INSURANCE AND OTHER EVIDENCE OF INSURANCE. Except as prohibited or restricted by state law, binders are acceptable. The binder must be replaced by an original policy within 90 days of issue date. A Certificate of Insurance is acceptable for General Liability or Worker’s Compensation.

LOAN AGREEMENT Exhibit A 3 US-DOCS\133490421.16 All insurance submitted to the Administrative Agent for either hazard, general liability, business personal property or workers compensation, whether it is in the form of a full policy, a policy declarations page, a Binder, or an insurance industry ACORD form, must be submitted to allow sufficient time to review and approve prior to funding your Loan. 5. POLICY FORMS AND PERILS COVERED. 5.1 One to Four Family Dwellings. Dwelling Building(s)-Special Form, includes the dwelling and appurtenant structures for perils of fire, extended coverage, vandalism and malicious mischief, among other perils provided by this special form. 5.2 Over Four Unit Dwellings and All Commercial Property. Special Form on the structure(s) and Loss of Rents coverage for a minimum period of 12 months. 6. INSURED NAME AND PROPERTY ADDRESS. The named insured on the policy should match the vesting of the applicable Property. The applicable Property address must correspond to the applicable Property shown on the deed of trust/mortgage securing the Loan. A legal description must be shown if the property address does not adequately define the location of the applicable Property. Consult your insurance professional to determine the appropriate vesting for your insurance policy. 7. LENDER’S LOSS PAYABLE ENDORSEMENT. All insurance submitted to the Administrative Agent must contain a Lender’s Loss Payable endorsement (438-BFU), CP 12 18 or their acceptable equivalent and shall be issued as follows: If Residential Property: CITY NATIONAL BANK, as Administrative Agent Its Successors and/or Assigns, As Their Interest May Appear (ISAOA/ATIMA) P. O. Box 5620 Santa Rosa, CA 95402 If Commercial Property: CITY NATIONAL BANK, as Administrative Agent Its Successors and/or Assigns, As Their Interest May Appear (ISAOA/ATIMA) P. O. Box 5620 Santa Rosa, CA 95402 The Lender’s Loss Payable endorsement must (a) reference a policy number, (b) show the Administrative Agent’s applicable address and (c) bear a signature of the producer/agent. 8. NOTICES. Lead Borrower shall promptly notify the Administrative Agent and the Insurer of the following: 8.1 Any litigation affecting any Borrower or, if any Borrower is a partnership, any general partner of such Borrower, or if any Borrower is a limited liability company, any managing member of such Borrower or any Indemnitor under the Indemnity Agreement that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect;

LOAN AGREEMENT Exhibit A 4 US-DOCS\133490421.16 8.2 Any written communication that any Borrower may receive from any governmental, judicial or legal authority, giving notice of any claim or assertion that any Property fail in any respect to comply with any Requirements of Law; 8.3 Any Material Adverse Effect; 8.4 Any material adverse change in the physical condition of any Property (including any damage suffered as a result of any earthquake or flood); 8.5 Any default by the contractor or any subcontractor, material supplier or surety, or any material adverse change in the financial condition or operations of any of them; and 8.6 Receipt of written notice of the initiation of any proceeding(s) for the condemnation of any Property or any portion thereof. 9. RENEWAL EVIDENCE OF INSURANCE AND FAILURE TO PROVIDE COVERAGE. At the expiration date of the existing coverage, evidence of renewal coverage must be received by the Administrative Agent. If acceptable coverage is not received by the expiration date of the existing coverage, the Administrative Agent may place interim insurance coverage based on the lesser of the Loan balance or the replacement cost of rebuilding the structure(s), to protect the Lenders’ interest. This will result in additional expense to you and may not protect your interest or liability. Also, in some cases, such interim insurance may not fully cover the Loan balance and you will be liable for any deficiency. 10. NOTICE OF CANCELLATION. If a notice of Cancellation is received on an existing policy and not reinstated or replaced with an acceptable policy by the cancellation date, the Administrative Agent may place interim insurance as stated in Section 9 above. Note: It is the obligation of the Borrowers to keep required insurance in full force and provide such copies to the Administrative Agent at all times per the terms of the deed of trust/mortgage securing the Loan. Any insurance force ordered by the Administrative Agent pursuant to Section 9 above will result in an additional expense to you. This may not be comparable to your former coverage and it may not provide adequate coverage for your liability or equity in any Property. The continuation of liability, contents coverage, medical or other special risks not required by the Administrative Agent is your responsibility and the Administrative Agent assumes no liability in this regard. 11. RESERVED. 12. DEDUCTIBLE AMOUNTS. 12.1 If Commercial Property: The deductible may not exceed one half of one percent (.5%) of the policy coverage amount. 12.2 If Residential (1 to 4 units) Property: The lesser of $10,000 or five percent (5%) of the policy coverage amount. 12.3 If Condominium, Cooperatives or PUD Projects: The lesser of $25,000 or five percent (5%) of the policy coverage amount.

LOAN AGREEMENT Exhibit A 5 US-DOCS\133490421.16 13. FAIR PLAN COVERAGE. For properties insured under a state Fair Plan, the Administrative Agent will require prior to closing: 13.1 An original binder letter from the Fair Plan, confirming payment of the first year’s premium and providing for required coverage; OR 13.2 A copy of the application for any Property insurance signed by the agent or the applicant, with proof of payment of the first year’s premium. 14. FLOOD INSURANCE. When any Property securing the Loan is located in a Special Flood Hazard Area and in a community that participates in the National Flood Insurance Program (NFIP), federal law requires that you purchase flood insurance. The minimum amount of flood insurance coverage is the lesser of: 14.1 The outstanding principal balance of your Loan (or the maximum credit line, if applicable) which includes loans held by other lenders; or 14.2 The maximum amount of insurance available under the NFIP for the particular type of building; or 14.3 The full insurable value of the building and/or its contents, which is the same as 100% replacement cost value (RCV). Building RCVs under the NFIP do not include market values or the value of land. If any Property securing the Loan contains multiple structures, proof of sufficient insurance through either a single policy with a scheduled list of buildings or multiple policies with each structure identified, will be required. Your Loan cannot close unless Flood insurance coverage is in place at the time of Loan closing. The Administrative Agent must be provided either: 1. A copy of the flood insurance application along with proof that the full amount of the premium has been paid; 2. The declarations page of the flood policy; OR 3. The full insurance policy. The NFIP does not recognize binders or certificates of insurance. The insurance policy must show the Administrative Agent as the loss payee pursuant to Section 7 above. 15. UNITS IN CONDOMINIUM, COOPERATIVE ASSOCIATION OR PLANNED UNIT DEVELOPMENT (PUD) PROJECTS. 15.1 Hazard. 15.1.1 The Project HOA or Cooperative Corporation must maintain a “blanket“ or “master“ insurance policy that protects against loss from fire and other perils commonly included in standard extended or broad form coverage. Required endorsements: Guaranteed Replacement Cost or

LOAN AGREEMENT Exhibit A 6 US-DOCS\133490421.16 Replacement Cost Coverage, Building Ordinance, and Steam Boiler/Machinery Coverage (if applicable). 15.1.2 The Project policy must cover one hundred percent (100%) of the insurable replacement cost of the Project improvements. 15.1.3 Deductibles may not exceed the lesser of $25,000.00 or five percent (5%) of the applicable coverage amount. 15.1.4 For Condominium, Cooperative and Attached PUD units: If individual units are not included in Project coverage, an HO-6 (walls-in) Unit Owner’s policy must be provided with coverage equal to the amount (as determined by the insurer) sufficient to repair the unit to at least its condition prior to a loss claim event. 15.1.5 Policy must show the Homeowners Association or Cooperative Corporation as the named insured. 15.1.6 The policy must provide that the Administrative Agent will be notified in writing of cancellation (regardless of cause) 10 days prior to expiration of coverage (30 days for cooperative projects). 15.2 Liability. 15.2.1 The Project (including common areas, public ways and commercial spaces owned by HOA or Corporation) must be covered by a commercial general liability insurance policy with coverage of at least $1,000,000 per occurrence. 15.2.2 For Cooperative projects with elevator buildings, the minimum liability coverage is $3,000,000 per occurrence. 15.2.3 The policy must provide that the Administrative Agent will be notified in writing of cancellation (regardless of cause) 10 days prior to expiration of coverage. 15.3 Fidelity. 15.3.1 Fidelity Insurance Coverage is required for Condominium and Cooperative Projects consisting of 20 or more units. 15.3.2 Policy must show the Homeowners Association or Cooperative Corporation as the named insured. 15.3.3 The policy must provide that the Administrative Agent will be notified in writing of cancellation (regardless of cause) 10 days prior to expiration of coverage. 15.3.4 Fidelity policy should cover the maximum funds that are in the custody of the HOA or Cooperative Corporation or its management agent at any time while the policy is in force. 15.4 Flood.

LOAN AGREEMENT Exhibit A 7 US-DOCS\133490421.16 15.4.1 If the Project is in a special flood hazard area, the Project HOA or Cooperative Corporation must maintain a master or blanket flood insurance policy. If the Project is a high-rise condominium, the Project HOA or Cooperative Corporation must maintain a Residential Condominium Building Association Policy (RCBAP) or obtain a flood insurance policy from a private insurer that is acceptable to the Administrative Agent. If the project does not maintain master or blanket flood coverage, the unit owner must obtain a separate flood policy covering the individual unit. 15.5 Detached PUD Units. 15.5.1 All requirements for 1-4 unit properties apply to similar residential properties within PUDs. 16. BUSINESS PERSONAL PROPERTY. Business property collateral pledged under a UCC filing requires Business Personal Property Insurance (BPP). The Insurer must be licensed and rated pursuant to the Administrative Agent’s requirements as stated in Section 1 above and be in an amount equal to the replacement cost of the business personal property with a replacement cost endorsement. Insurance equal to the principal Loan amount is required when there is no replacement cost endorsement. 17. PROPERTY UNDER CONSTRUCTION. If a Property is under construction, the following insurance must be provided: 17.1 Builder's All-Risk/Course of Construction Completed Value Form in an amount equal to the replacement cost of rebuilding the structure(s) on such Property or the Loan amount, whichever is less. The policy shall also insure material used or to be used for construction of the improvement regardless of its location, whether on-site or off-site or while in transit. Replacement coverage means the cost to repair or replace the structure(s) on such Property at the time of loss or damage, without deduction for physical deterioration or depreciation. Earthquake coverage is not required. 17.2 Commercial General Liability addressed to and naming the Administrative Agent as additional insured from the Borrowers and Contractor or Owner/Builder covering all forms of liability risk including personal and advertising injury, bodily injury, property damage, contractual, independent contractors, completed operations, products liability, broad form property damage, premises and operations, explosion and underground hazard. Amount of Coverage: At least One Million Dollars ($1,000,000) combined single limit per occurrence / $2,000,000 general aggregate All forms of insurance must be satisfactory to the Administrative Agent and provide that the Insurer must give the Administrative Agent at least 30 days’ notice of any changes, cancellation or non-renewal. In addition, certain project types such as hotels/motels, office buildings, shopping centers and construction projects may require a higher excess/umbrella liability amount. All applicable forms and endorsements must be attached to the policy.

LOAN AGREEMENT Exhibit A 8 US-DOCS\133490421.16 During construction, a minimum of 25% of soft cost coverage must be maintained, to cover such items as real estate property taxes and architecture, engineering or consulting fees. 17.3 Workers Compensation Insurance & Employer’s Liability coverage in the minimum amount of $1,000,000 is required during construction from the Contractor or Owner/Builder. The Administrative Agent should be named as a Certificate Holder on the policy. All insurance required pursuant to this Section 17 must be from insurance companies who are (a) be licensed to do business in the state in which the collateral is located, (b) be able to transact the lines of insurance required by this transaction, (c) be acceptable to the Administrative Agent, and (d) have a general policy issuer's rating of B+ Class VIII or better in the latest Best's Key Rating Guide, provided, however, non-admitted Insurers approved by the department of insurance in the state where a Property is located shall be accepted for Course of Construction/Builders Risk Insurance. EARTHQUAKE INSURANCE. Earthquake insurance may be required if the appraisal report indicates that a Property is located on or in close proximity to a structural fault, or is in a special seismic studies zone. The above requirements may be modified from time to time by the Administrative Agent in its sole and absolute discretion. Lead Borrower's Initials

LOAN AGREEMENT Exhibit C 1 US-DOCS\133490421.16 EXHIBIT “C” Compliance Certificate Date: [Date] National Corporate Banking – Food and Beverage 555 South Flower Street, 21st Floor Los Angeles, CA 90071 Attn: Utz Quality Foods Account Manager Email: Chris.Clegg@cnb.com; Robert.Brichacek@cnb.com Reporting Period: Fiscal [Quarter/Year] Ending _______ ___, 20__ Re: That certain Loan Agreement, as of October 12, 2022 (the “Agreement”), by and among Utz Quality Foods, LLC, a Delaware limited liability company (the “Lead Borrower”), Kennedy Endeavors, LLC, a Washington limited liability company (“Kennedy”), Condor Snack Foods, LLC, a Delaware limited liability company (“Condor”, and together with the Lead Borrower and Kennedy, each a “Borrower" and collectively, the “Borrowers”), the lenders from time to time party thereto and City National Bank, a national banking association (“CNB”), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used in this Compliance Certificate (including schedules and other attachments hereto, this "Certificate") without definition have the meanings specified in the Agreement. The undersigned authorized officer of the Lead Borrower (“Reporting Party”) hereby certifies to the Administrative Agent and the Lenders, in his/her capacity as an officer of the Lead Borrower and not in an individual capacity, as of the date hereof, that: 1. [The attached financial statements for the above-referenced Reporting Period fairly present in all material respects the financial condition(s) of the person(s) referred to therein as of the dates thereof and the results of operations for the period covered thereby, subject only to normal year-end adjustments and the absence of footnotes]2. 2. NO EVENT OF DEFAULT. No Event of Default or Potential Event of Default has occurred and is continuing as of the date hereof. [or list any Event of Default or Potential Event of Default of which Reporting Party is aware] 3. [HANOVER PROPERTY. The annual inspection of the Hanover Property described in Section 11.1.13 of the Agreement was performed no later than the last day of January occurring during the Reporting Period.]3 4. [FINANCIAL COVENANT. The Borrowers [are/are not] in compliance with the Fixed Charge Coverage Ratio set forth in Section 11.2.8 of the Agreement, which is calculated as follows:]4 2 To be included for quarterly compliance certificates only. 3 To be included for Q1 quarterly compliance certificates only. 4 Only to be included if a Covenant Trigger Period is then in existence.

LOAN AGREEMENT Exhibit C 2 US-DOCS\133490421.16 IN WITNESS WHEREOF, this Certificate is hereby executed as of the date first set forth above. UTZ QUALITY FOODS, as Lead Borrower By: Name: Title:

LOAN AGREEMENT Exhibit D US-DOCS\133490421.16 EXHIBIT “D” Notice of Borrowing/Interest Selection To: City National Bank, as Administrative Agent National Corporate Banking – Food and Beverage 555 South Flower Street, 21st Floor Los Angeles, CA 90071 Attn: Utz Quality Foods Account Manager Email: Chris.Clegg@cnb.com; Robert.Brichacek@cnb.com Re: Notice of Borrowing/Interest Selection This Notice of Borrowing/Interest Selection (“Notice”) is executed and delivered among Utz Quality Foods, LLC, a Delaware limited liability company (the “Lead Borrower”), to the Administrative Agent (as defined below), pursuant that certain Loan Agreement, as of October 12, 2022 (the “Agreement”), by and among the Lead Borrower, Kennedy Endeavors, LLC, a Washington limited liability company, Condor Snack Foods, LLC, a Delaware limited liability company, the lenders from time to time party thereto and City National Bank, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”). 1. [REQUEST FOR A LOAN. The Lead Borrower, on behalf of the Borrowers, requests a Loan bearing interest under the Agreement as follows:  Principal Amount of Loan: $__________________  Interest Selection: Loan accruing interest based upon [Term SOFR][Prime Rate]  Interest Period: [One][Three][Six] [Month[s]]5  Borrowing Date: ________________________, 20__] 2. [REQUEST FOR CONVERSION/CONTINUATION. The Lead Borrower, on behalf of the Borrowers, requests to [convert $__________________ of Prime Rate Loans into Term SOFR Loans] [convert $__________ of Term SOFR Loans into Prime Rate Loans] [continue as Term SOFR Loans in an amount of $_________]. [Such Term SOFR Loan will have an Interest Period of [1][3][6] month[s] commencing on ___________.]] [Signature Page to follow] 5 Applicable only for Term SOFR Borrowing.

LOAN AGREEMENT Exhibit D US-DOCS\133490421.16 UTZ QUALITY FOODS, LLC, as Lead Borrower By: ________________________________ Name: Title:

LOAN AGREEMENT Exhibit E US-DOCS\133490421.16 EXHIBIT “E” Assignment and Acceptance ASSIGNMENT AND ACCEPTANCE This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Assignor] (the “Assignor”) and [Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full. For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under Requirements of Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor. Assignor: [  ] Assignee: [  ] Borrowers: Utz Quality Foods, LLC, a Delaware limited liability company, Kennedy Endeavors, LLC, a Washington limited liability company, Condor Snack Foods, LLC, a Delaware limited liability company Administrative Agent: City National Bank, a national banking association, as administrative agent Loan Agreement: That certain Loan Agreement, as of October 12, 2022, by and among the Borrowers, the Administrative Agent and the Lenders party thereto Assigned Interest: Facility Assigned Aggregate Amount of Commitment/Loans for all Lenders Amount of Commitment/Loans Assigned Percentage Assigned of Commitment/ Loans

LOAN AGREEMENT Exhibit E US-DOCS\133490421.16 Effective Date: [  ], 20[  ] [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] [Signature Pages Follow]

LOAN AGREEMENT Exhibit E [Signature Page to Assignment and Acceptance] The terms set forth in this Assignment and Acceptance are hereby agreed to by: ASSIGNOR [  ] By:______________________________ Name: Title:

LOAN AGREEMENT Exhibit E [Signature Page to Assignment and Acceptance] ASSIGNEE [  ] By:______________________________ Name: Title: Address: [  ]

LOAN AGREEMENT Exhibit E [Signature Page to Assignment and Acceptance] Accepted: CITY NATIONAL BANK, as Administrative Agent By: _________________________________ Name: Title: [UTZ QUALITY FOODS, LLC, as Lead Borrower By: ________________________________ Name: Title:]

LOAN AGREEMENT Exhibit E US-DOCS\133490421.16 ANNEX 1 to Assignment and Acceptance STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE 1. Representations and Warranties. 1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any Lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by Holdings, the Borrowers, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it is not a Disqualified Institution, it meets all the requirements of an Eligible Assignee under the Loan Agreement (subject to such consents, if any, as may be required under the Loan Agreement) and the sale and assignment of the Assigned Interest pursuant to this Assignment and Acceptance is otherwise permitted under the Loan Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.3 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest, (vii) if it is not already a Lender under the Loan Agreement, attached to the Assignment and Acceptance is an Administrative Questionnaire in the form provided by the Administrative Agent, (viii) the Administrative Agent has received a $3,500 fee in connection with this Assignment and Acceptance to the extent required pursuant to Section 17.3 of the Loan Agreement and (ix) attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to Section 17 of the Loan Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the

LOAN AGREEMENT Exhibit E US-DOCS\133490421.16 Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (ii) it will be bound by the provisions of the Loan Documents and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. The provisions set forth in Section 25.7 and Section 26 of the Loan Agreement shall apply herein mutatis mutandis. This Assignment and Acceptance shall be governed by, and construed in accordance with, the law of the State of New York.

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 [FORM OF] INCREMENTAL AMENDMENT This INCREMENTAL AMENDMENT, dated as of [  ] (this “Incremental Amendment”), is made and entered into by and among Utz Quality Foods, LLC, a Delaware limited liability company (the “Lead Borrower”), Kennedy Endeavors, LLC, a Washington limited liability company (“Kennedy”), Condor Snack Foods, LLC, a Delaware limited liability company (“Condor”, and together with the Lead Borrower and Kennedy, each a “Borrower" and collectively, the “Borrowers”), the Lenders signatories hereto (each an “Incremental Lender” and collectively the “Incremental Lenders”), and City National Bank, a national banking association (“CNB”), as administrative agent for the Lenders under the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”), is entered into with reference to that certain Loan Agreement, dated as October 12, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrowers, the Lenders from time to time party thereto (each a “Lender” and collectively the “Lenders”), and CNB, as the Administrative Agent. Capitalized terms defined in the Loan Agreement and not otherwise defined in this Incremental Amendment have the meanings assigned to such terms in the Loan Agreement as amended hereby. RECITALS: WHEREAS, pursuant to Section 4.3 of the Loan Agreement, the Borrowers may, subject to the terms and conditions of the Loan Agreement, request additional commitments (the “Incremental Commitments” and loans funded in respect thereof, the “Incremental Loans”) by entering into an “Incremental Amendment” (as defined in the Loan Agreement) executed by the Borrowers, each lender agreeing to provide such Incremental Commitments and Incremental Loans and the Administrative Agent, and such other documents as are necessary to effect such Incremental Commitments and Incremental Loans; and WHEREAS, this Incremental Amendment is an “Incremental Amendment” as defined in the Loan Agreement. NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: I. AMENDMENTS TO LOAN AGREEMENT Effective upon the Incremental Amendment Date (as defined below), the parties hereto agree that the Loan Agreement is hereby amended pursuant to the provisions contained in Section III hereof. II. INCREMENTAL COMMITMENTS AND JOINDER A. Each Incremental Lender party hereto hereby commits (severally and not jointly) to provide an Incremental Loan in the full amount of its respective Incremental Commitment as set forth on Exhibit “A” attached hereto, on the terms set forth herein and in the Loan Agreement as amended hereby, and subject to the conditions set forth below. Such Commitment is an “Incremental Commitment” as defined in the Loan Agreement as amended hereby, for all purposes of the Loan Agreement and the other Loan Documents, and shall be subject in all respects to the terms thereof.

LOAN AGREEMENT Exhibit F 2 US-DOCS\133490421.16 B. Each Incremental Lender (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment and make its Incremental Commitment and Incremental Loan, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or the other Loan Documents, including this Incremental Amendment, (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender and as an Incremental Lender. C. Each Incremental Lender that is a party to the Loan Agreement prior to the Incremental Amendment Date acknowledges and agrees that, upon the occurrence of the Incremental Amendment Date, such Incremental Lender shall be an “Incremental Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of an Incremental Lender thereunder. Each Incremental Lender that is not a party to the Loan Agreement prior to the Incremental Amendment Date acknowledges and agrees that, upon the occurrence of the Incremental Amendment Date, such Incremental Lender shall become a “Lender” and an “Incremental Lender” under, and for all purposes of, the Loan Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender and an Incremental Lender thereunder. III. TERMS OF INCREMENTAL LOANS A. Interest Rate: [  ]1. B. Incremental Loan Amount: $[  ] (the “Incremental Loan Amount”). C. Incremental Loan Amortization Amount: An amount equal to [  ]2% of the Incremental Loan Amount (the “Incremental Loan Amortization Amount”). D. Maturity Date: Same as the Initial Loan as set forth in the Loan Agreement. E. Prepayments: Other than as set forth in clause (C) above, the Incremental Loans shall share ratably with respect to any prepayment of the Initial Loan and any other Loans then outstanding. F. Same Terms: Other than as set forth in this Section III, the terms and provisions of the Incremental Loans, once funded, shall have the same terms applicable to (and shall thereafter be deemed to be and constitute a part of) the Initial Loan. 1 Subject to Section 4.3.4 of the Loan Agreement. 2 To be a percentage per annum in order to ensure that the Incremental Loans have the same terms as, and are fungible with, the Initial Loan.

LOAN AGREEMENT Exhibit F 3 US-DOCS\133490421.16 IV. REPRESENTATIONS AND WARRANTIES AND COVENANTS OF THE BORROWERS A. Representations and Warranties of the Borrowers. By its execution of this Incremental Amendment, each Borrower hereby represents and warrants that: i. each Borrower has been duly authorized to execute this Incremental Amendment and this Incremental Amendment has been duly and validly executed by each Borrower and constitutes the legal, valid and binding obligations of such Borrower, enforceable in accordance in accordance with its terms, except as such enforcement may be qualified or limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by general principles of equity; ii. the representations and warranties of the Borrowers contained in the Loan Documents are true and accurate in all material respects as of the date hereof (except to the extent any representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true and correct as of such specified date as if made on such date); provided, that, any representation and warranty that is qualified as to “materiality,” “Company Material Adverse Effect,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates; and iii. no Potential Event of Default or Event of Default has occurred and is continuing as of the date hereof, or would result from the execution of this Incremental Amendment, the establishment of the Incremental Commitments, the borrowing of the Incremental Loans (the “Proposed Borrowing”) or the application of the proceeds therefrom. B. Covenants of the Borrowers - Use of Proceeds. The proceeds of the Incremental Loans shall be used exclusively for the payment of the following: i. Capital Expenditures. Costs and expenses of the Lead Borrower and its Subsidiaries incurred in connection with certain capital expenditure and supply chain enhancement projects of the Lead Borrower and its Subsidiaries; ii. General Corporate Purposes. Other costs and expenses incurred by the Lead Borrower and its Subsidiaries for general corporate purposes of the Lead Borrower and its Subsidiaries; iii. Fees and Expenses. Costs, fees and expenses of the Borrowers incurred in connection with the Incremental Commitments and the Incremental Loans or that may accrue or be payable under the Loan Documents (including costs, fees and expenses of the Administrative Agent and the Incremental Lenders that are reimbursable by the Borrowers hereunder or under the Loan Agreement); and iv. Other. Other costs and expenses incidental to the Incremental Commitments and the Incremental Loans, the Borrowers’ undertakings in this Incremental Amendment, the Loan Agreement or any of the other Loan Documents, or any other matters or things contemplated hereby, all as set forth in the disbursement schedule attached as Exhibit “B” hereto (the “Incremental Loan Disbursement Schedule”).

LOAN AGREEMENT Exhibit F 4 US-DOCS\133490421.16 V. DISBURSEMENTS OF THE INCREMENTAL LOANS A. On the basis of the covenants, agreements and representations of the Borrowers contained herein and in the Loan Agreement, and subject to the terms and conditions set forth herein, the Incremental Lenders party hereto agree to lend to the Borrowers in accordance with their pro rata share of the Incremental Commitment (and on a several and not joint basis), an amount hereunder equal to the Incremental Loan Amount on the Incremental Amendment Date. B. The Incremental Loans shall be disbursed in a single draw on the Incremental Amendment Date in accordance with the Incremental Loan Disbursement Schedule. The Lead Borrower shall deliver to the Administrative Agent a fully executed Notice of Borrowing / Interest Selection no later than (x) one Business Day in advance of the Incremental Amendment Date if the Incremental Loan is to be a Prime Rate Loan and (y) three Business Days in advance of the Incremental Amendment Date if the Incremental Loan is to be a Term SOFR Loan (or such shorter period as may be acceptable to the Administrative Agent). The Administrative Agent shall promptly advise the Incremental Lenders of any notice given pursuant to this Section V(B) (and the contents thereof), and of each Incremental Lender’s portion of the requested borrowing. C. On the Incremental Amendment Date, each Incremental Lender shall make its pro rata portion of the Incremental Loans available to the Administrative Agent not later than 12:00 p.m. (Pacific time) on the Incremental Amendment Date by wire transfer of same day funds in dollars, at the principal office designated by the Administrative Agent. The Administrative Agent shall make the proceeds of the Incremental Loans available to the Borrowers on the Incremental Amendment Date by causing an amount of same day funds in dollars equal to the proceeds of all such Incremental Loans received by Administrative Agent from the Incremental Lenders to be credited to the account of the Lead Borrower at the principal office designated by the Administrative Agent or to such other account as may be designated in writing to the Administrative Agent by the Lead Borrower. Upon funding by an Incremental Lender of its respective Incremental Commitment on the Incremental Amendment Date, such Incremental Lender’s Incremental Commitment shall be automatically and concurrently therewith reduced to zero. VI. FEES The Borrowers shall pay to the Administrative Agent, for the benefit of each Incremental Lender, an arrangement or closing fee (the “Incremental Fee”) in an amount equal to the result of (x) 0.25% multiplied by (y) the total amount of Incremental Loans of such Incremental Lender that are funded on the Incremental Amendment Date pursuant to this Incremental Amendment. VII. CONDITIONS TO EFFECTIVENESS This Incremental Amendment, and each Incremental Lender’s obligation to fund its Incremental Commitment on the Incremental Amendment Date, shall become effective solely upon the satisfaction of all of the following conditions precedent (the date of satisfaction of the following conditions precedent, the “Incremental Amendment Date”): A. Closing Documents. The Administrative Agent shall have received duly executed and, where applicable, acknowledged, originals of the following Loan Documents:

LOAN AGREEMENT Exhibit F 5 US-DOCS\133490421.16 i. this Incremental Amendment; ii. a Note for each Incremental Lender (to the extent requested by such Incremental Lender); iii. each mortgage or deed of trust described on Exhibit “C” hereto in respect of each parcel of real property set forth on Exhibit “C” hereto in respect of which the Incremental Commitments are being obtained (and the Incremental Loans are being incurred) (such mortgages and/or deeds of trust, the “Specified Security Instruments” and such parcels of real property, the “Specified Properties”); iv. a joinder to the Indemnity Agreement with respect to the Specified Properties, executed by the owners of the Specified Properties and the other indemnitors under the Indemnity Agreement; v. each of the documents and reports described in Section 5.2 of the Loan Agreement with respect to each of the Specified Properties; vi. with respect to each Security Instrument executed by the Borrowers prior to the Incremental Amendment Date in respect of a Property (each, an “Affected Mortgaged Property”), (x) a mortgage modification reflecting that such Security Instrument secures the Obligations (after giving effect to this Incremental Amendment, including, as applicable, the increase in the principal amount secured by such Affected Mortgaged Property to an amount reasonably satisfactory to the Administrative Agent and such other amendments as reasonably required by the Administrative Agent), (y) title insurance endorsements to the title insurance policy securing such Security Instrument for such Affected Mortgaged Property insuring that the insured’s Lien continues in full force and effect subject only to Permitted Liens and, as applicable, increasing the title insurance coverage to an amount reasonably satisfactory to the Administrative Agent, and (z) evidence satisfactory to the Administrative Agent that all premiums in respect of any title insurance endorsements referred to in the foregoing clause (y) and all charges for additional mortgage recording tax, if any, and all related expenses for such mortgage modification to such Security Instrument, as reasonably determined by the Administrative Agent, have been paid; vii. a favorable written legal opinion in form and substance acceptable to the Administrative Agent of (i) Sidley Austin LLP, New York and Delaware counsel for the Borrowers and (ii) [  ]3; viii. for each Borrower, each of the documents described in Section 5.4 of the Loan Agreement; and ix. a certificate, dated the Incremental Amendment Date, signed by an officer or authorized signatory of the Lead Borrower, confirming compliance with the conditions precedent set forth in clauses (C) and (D) of this Section VII. B. Fees. The Borrowers shall have paid (or shall have made arrangements reasonably satisfactory to the Administrative Agent for simultaneous payment of) all fees and other amounts due and payable on or prior to the Incremental Amendment Date, including (i) 3 To be local counsel to the Borrowers in the jurisdictions where the Specified Properties and Affected Mortgaged Properties are located.

LOAN AGREEMENT Exhibit F 6 US-DOCS\133490421.16 the Incremental Fee and (ii) to the extent invoiced at least three Business Days prior to the proposed Incremental Amendment Date, all out-of-pocket expenses required to be reimbursed or paid by the Borrowers pursuant to the Loan Agreement. C. Representations and Warranties. The representations and warranties of the Borrowers contained in the Loan Documents shall be true and accurate in all material respects as of the date hereof (except to the extent any representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true and correct as of such specified date as if made on such date); provided that any representation and warranty that is qualified as to “materiality,” “Company Material Adverse Effect,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates. D. No Default. No Potential Event of Default or Event of Default shall have occurred and be continuing as of the date hereof, or would result from the execution of this Incremental Amendment, the establishment of the Incremental Commitments, the borrowing of the Incremental Loans, or the application of the proceeds therefrom. E. Notice of Borrowing / Interest Selection. The Administrative Agent shall have received a Notice of Borrowing / Interest Selection in accordance with the requirements of Section V(B) hereof. VIII. MISCELLANEOUS A. Amendments to Certain Schedules. Schedule 1 to the Loan Agreement is hereby amended to include the Specified Security Instruments and Specified Properties as set forth on Exhibit “C” hereto, Schedule 3 to the Loan Agreement is hereby amended to include the Minimum Release Price of each Specified Property as set forth on Exhibit “D” hereto, Schedule 4 to the Loan Agreement is hereby amended to include Permitted Liens with respect to the Specified Properties as set forth on Exhibit “E” hereto and Schedule 5 to the Loan Agreement is hereby amended to include the information contained therein with respect to the Specified Properties as set forth on Exhibit “F” hereto. B. Obligations of Incremental Lenders Several. The obligations of the Incremental Lenders hereunder to make Incremental Loans and to make payments pursuant to Section 25.4.3 of the Loan Agreement are several and not joint. C. Recordation of Incremental Loans. Upon execution and delivery hereof, and the funding of the Incremental Loans, the Administrative Agent will record the Incremental Loans made by the Incremental Lenders in the Register. D. Amendment, Modification and Waiver. This Incremental Amendment may not be amended, modified or waived unless such amendment, modification or waiver is made in accordance with Section 25.2 of the Loan Agreement. E. Notice. For purposes of the Loan Agreement, the initial notice address of each Incremental Lender shall be as set forth below its signature below. F. Entire Agreement. This Incremental Amendment, including all Exhibits attached hereto, together with all of the other Loan Documents, constitute the entire understanding between the parties hereto with respect to the subject matter hereof, superseding all prior written or oral understandings, and may not be modified, amended or terminated except by a

LOAN AGREEMENT Exhibit F 7 US-DOCS\133490421.16 written agreement signed by each of the parties hereto or thereto. Notwithstanding the foregoing, the provisions of this Incremental Amendment are not intended to supersede the provisions of the Security Instruments, but shall be construed as supplemental thereto. G. GOVERNING LAW. THIS INCREMENTAL AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. H. Forum; Service of Process; Waiver of Jury Trial. The consent to jurisdiction, service of process, waiver of jury trial and other provisions set forth in Sections 25.8 and 26 of the Loan Agreement shall apply to this Incremental Amendment, mutatis mutandis, as if fully set forth herein. I. Severability. Each provision of this Incremental Amendment shall be interpreted so as to be effective and valid under Requirements of Law, but if any such provision shall in any respect be ineffective or invalid under such Requirements of Law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Incremental Amendment. J. Counterparts. This Incremental Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. [Remainder of page intentionally left blank]

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Incremental Amendment as of the date first set forth above. UTZ QUALITY FOODS, LLC as Lead Borrower By: Name: Title: KENNEDY ENDEAVORS, LLC, as a Borrower By: Name: Title: CONDOR SNACK FOODS, LLC, as a Borrower By: Name: Title:

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 CITY NATIONAL BANK, a national banking association, as the Administrative Agent By: Name: Title:

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 [  ], as an Incremental Lender By: Name: Title: Notice Address: [  ] Attn: [  ] Fax No.: [  ]

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “A” Incremental Commitments Incremental Lender Incremental Commitment [  ] $[  ] [  ] $[  ] Total $[  ]

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “B” Incremental Loan Disbursement Schedule On the Incremental Amendment Date, and prior to recordation of the Specified Security Instruments on the Incremental Amendment Date and the other actions described in the Incremental Amendment with respect to the Affected Mortgaged Properties on the Incremental Amendment Date, the below listed amounts shall be disbursed from the Incremental Loan proceeds: 1. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 2. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 3. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 4. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 5. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 6. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. 7. The sum of $[  ] shall be paid to [  ] on account of [  ] to the following account: [  ]. The total amount due for fees and charges as set forth above is $[  ]. It is understood and agreed that upon the occurrence of the Incremental Amendment Date, and prior to recordation of the Specified Security Instruments on the Incremental Amendment Date and the other actions described in the Incremental Amendment with respect to the Affected Mortgaged Properties on the Incremental Amendment Date, the fees and charges identified above, shall be deducted from Incremental Loan proceeds and the balance of the Incremental Loan, if any, shall be remitted to the Borrowers as the Lead Borrower directs. Lead Borrower’s Initials Administrative Agent’s Initials

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “C” Specified Security Instruments SECURITY INSTRUMENT MORTGAGOR / OWNER ADDRESS / PROPERTY COUNTY [Deed of Trust, Security Agreement and Fixture Filing] [  ] [  ] [  ] [Open-End Mortgage, Security Agreement and Fixture Filing] [  ] [  ] [  ]

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “D” Minimum Release Price of the Specified Properties Specified Property Minimum Release Price [  ] [80 / 85]9% of the greater of (i) $[  ]10 and (ii) the Net Cash Proceeds of the Permitted Sale of such Specified Property 9 To be (i) 80% for any Specified Property in respect of which the initial appraised value exceeds $15 million and (ii) 85% for any Specified Property in respect of which the initial appraised value is equal to or less than $15 million. 10 To be the initial appraised value of such Specified Property.

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “E” Permitted Liens

LOAN AGREEMENT Exhibit F US-DOCS\133490421.16 EXHIBIT “F” CC&R Exceptions

LOAN AGREEMENT
Schedule 1

## Schedule 1

### Security Instruments

| SECURITY INSTRUMENT | MORTGAGOR / OWNER | ADDRESS / PROPERTY | COUNTY |
|---|---|---|---|
| Deed of Trust, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 237 Industrial Drive, Kings Mountain, NC | Cleveland County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 101 Kindig Lane, Conewago Township, PA 17301 | Adams County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 240 Kindig Lane, Conewago Township, PA 17301 | Adams County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company, formerly known as Utz Potato Chip Co., Inc. | 861 Carlisle Street, Hanover, PA 17331<br><br>Eichelberger Street, Hanover, PA 17331 | York County |
| Deed of Trust, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 3181 Progress Drive, Lincolnton, NC 28092 | Lincoln County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Kennedy Endeavors, LLC, a Washington limited liability company | 1313 Stadium Street, Berlin, PA 15530 | Somerset County |
| Deed of Trust, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company, formerly known as Utz Quality Foods, Inc., a Pennsylvania corporation | 8561 Virginia Meadows Drive, Manassas, VA 20109 | Prince William County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company, formerly known as Utz Quality Foods, Inc. | 1437-1455 Broadway, Hanover, PA 17331<br><br>1469-1471 Broadway, Hanover, PA 17331<br><br>1473 Broadway, Hanover, PA 17331 | York County |
| Deed of Trust, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 74 Industrial Park Drive, Waldorf, MD 20602 | Charles County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Condor Snack Foods, LLC, a Delaware limited liability company (formerly known as Condor Corporation, a Delaware corporation) | 124 & 142 West Airport Road and Falcon Lane, Lititz, PA 17543 | Lancaster County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 1040 High Street, Hanover, PA 17331 | Adams County |

US-DOCS\133490421.16

LOAN AGREEMENT
Schedule 1

| | | | |
|---|---|---|---|
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 1040 High Street, Hanover, PA 17331 | York County |
| Deed of Trust, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 3832 Holland Boulevard, Chesapeake, VA 23323 | City of Chesapeake Circuit Court Clerk's Office |
| Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company, successor to Utz Quality Foods, Inc., a Pennsylvania corporation | 1570 Grandview Avenue, West Deptford, NJ 08051 | Gloucester County |
| Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 759 Water Street, Fitchburg, MA, 01420 | Worcester County (Northern District Registry of Deeds) |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 11 South Bacton Hill Road, Malvern, PA 19355 | Chester County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company, formerly known as Utz Quality Foods, Inc. | 7545 Penn Drive, Upper Macungie Township, PA 18031 | Lehigh County |
| Open-End Mortgage, Security Agreement and Fixture Filing | Utz Quality Foods, LLC, a Delaware limited liability company | 200 Stewart Road, Hanover Township, PA 18706 | Luzerne County |

US-DOCS\133490421.16

LOAN AGREEMENT Schedule 2 US-DOCS\133490421.16 Schedule 2 Initial Commitments Lender Initial Commitment City National Bank $88,140,000 Total $88,140,000

LOAN AGREEMENT Schedule 3 US-DOCS\133490421.16 Schedule 3 Minimum Release Price Property Minimum Release Price 101 Kindig Lane Conewago Township, PA 80% of the greater of (i) $25,000,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 240 Kindig Lane Conewago Township, PA 80% of the greater of (i) $21,500,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 237 Industrial Drive King’s Mountain, NC 80% of the greater of (i) $20,000,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 861 Carlisle Street Hanover, PA & Eichelberger Street Hanover, PA 85% of the greater of (i) $15,000,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 1313 Stadium Street Berlin, PA 85% of the greater of (i) $7,250,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 1437-1455 Broadway Hanover, PA 1469-1471 Broadway Hanover, PA 1473 Broadway Hanover, PA 85% of the greater of (i) $7,200,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 8561 Virginia Meadows Drive Manassas, VA 85% of the greater of (i) $7,100,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 3181 Progress Drive Lincolnton, NC 85% of the greater of (i) $6,150,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 74 Industrial Park Drive Waldorf, MD 85% of the greater of (i) $4,400,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 1570 Grandview Ave. West Deptford, NJ 85% of the greater of (i) $4,100,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property

LOAN AGREEMENT Schedule 3 US-DOCS\133490421.16 124 & 142 West Airport Road and Falcon Lane Lititz, PA 85% of the greater of (i) $3,800,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 759 Water Street Fitchburg, MA 85% of the greater of (i) $3,600,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 3832 Holland Boulevard Chesapeake, VA 85% of the greater of (i) $2,900,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 200 Stewart Road Hanover Township, PA 85% of the greater of (i) $2,200,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 11 South Bacton Hill Road Malvern, PA 85% of the greater of (i) $2,200,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 7545 Penn Drive Upper Macungie Township, PA 85% of the greater of (i) $1,800,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property 1040 High Street Hanover, PA 85% of the greater of (i) $1,400,000 and (ii) the Net Cash Proceeds of the Permitted Sale of such Property

LOAN AGREEMENT Schedule 4 US-DOCS\133490421.16 Schedule 4 Permitted Liens

LOAN AGREEMENT Schedule 5 US-DOCS\133490421.16 Schedule 5 CC&R Exceptions Items 1(a) through 1(b) of Schedule 6 are incorporated herein by reference. Declaration of Covenants, Conditions and Restrictions, dated as of June 22, 1990, by PWC Development Limited Partnership, recorded on June 28, 1990 in the Official Records of Prince William County as Book 1745, page 0500, as amended by that certain First Amendment to Declaration of Covenants, Conditions, and Restrictions, dated as of November 19, 1991, by PWC Development Limited Partnership, recorded in the Official Records on November 22, 1991 as Book 1841, Page 1575. Architectural Covenants Declaration of Easements, Covenants, Conditions and Restrictions, dated as of November 28, 1973, by Interstate Land Development Company, Inc., recorded on December 20, 1973 in the Official Records of Charles County as Liber 318, Page 218, as amended by that certain Supplemental Declaration of Easements, Covenants Conditions and Restrictions (Architectural), dated as of August 24, 1981, by St. Charles Associates Limited Partnership (as successor in interest to Interstate Land Development Company), recorded in the Official Records on August 27, 1981 as Liber 799, Page 71, and as further amended by that Assignment of Easement Dated January 6, 1988, by St. Charles Associates Limited Partnership (as successor in interest to Interstate Land Development Company), recorded on January 7, 1988 in the Official Records as Liber 1267, Folio 137. Restrictive Covenant and Cost Sharing Covenant, dated as of January 25, 1990, by March Development Company, March Partnership #17 L.P., March Partnership #20 L.P., March Partnership #26 L.P., March Partnership #27 L.P. and William Penn Business Center, Inc., recorded on January 29, 1990 in the Official Records of Lehigh County as Volume 0615, Page 1131.

LOAN AGREEMENT Schedule 6 US-DOCS\133490421.16 Schedule 6 Post-Closing Matters 1. Borrowers shall use commercially reasonable efforts to cause to be delivered to Administrative Agent, within 60 days after the Closing Date, an estoppel agreement in form and substance satisfactory to Administrative Agent from the declarant or association under each of the following agreements: (a) St. Charles Business Park Declaration of Easements, Covenants, Conditions and Restrictions, dated as of November 29, 1978, by St. Charles Associates, a Maryland limited partnership, recorded on December 6, 1978 in the Official Records of Charles County, Maryland (“CC Official Records”) at Liber 619, Page 1. (b) Route 22 Business Park Protective Covenants, dated as of October 16, 1981, by William Penn Business Center, Inc., a Pennsylvania corporation (“WPBC Declarant”), recorded on October 19, 1981 in the Official Records of Lehigh County, Pennsylvania (“LC Official Records”) at Volume 446, Page 551, as amended and replaced by that certain Amended and Supplemented Protective Covenants, dated as of April 20, 1987, by WPBC Declarant, recorded in the LC Official Records on April 21, 1987 at Volume 537, Page 765. 2. Borrowers shall cause the tax liens recorded against the property commonly known as 1570 Grandview Avenue, West Deptford, New Jersey to be released of record as promptly as reasonably possible after the Closing Date. 3. Borrowers shall deliver to Administrative Agent, within 60 days after the Closing Date, documentation reasonably satisfactory to Administrative Agent confirming that the improvements encroaching into the wetlands and wetlands buffer area at the property commonly known as 74 Industrial Park Drive, Waldorf, Maryland were constructed with approval for such encroachments by the governmental authorities having jurisdiction thereover. 4. Borrowers shall deliver to Administrative Agent a conformed copy of the plat map recorded in the official records of the County of Cleveland, North Carolina correcting the parties name and joining the parcels of land owned by the Lead Borrower located at 237 Industrial Drive, Kings Mountain, North Carolina for the purpose of satisfying zoning requirements as promptly as reasonably possible after the Closing Date. 5. Within 7 days after the Closing Date, Borrowers shall deliver to Administrative Agent an agreement, in form and substance satisfactory to Administrative Agent and in recordable form, with a notarized signature from Lead Borrower, subordinating the easement rights of the property commonly known as 350 Kindig Lane, Hanover, Pennsylvania to use a portion of the property commonly known as 240 Kindig Lane, Hanover, Pennsylvania to the lien of the Security Deed to Administrative Agent encumbering the property commonly known as 240 Kindig Lane, Hanover, Pennsylvania (it being understood that the agreement delivered by Administrative Agent to Lead Borrower prior to the Closing Date is satisfactory to Administrative Agent).

LOAN AGREEMENT
Table of Contents

# TABLE OF CONTENTS

| | | Page |
|---|---|---|
| 1. | RECITALS | 1 |
| 1.1. | Initial Loan | 1 |
| 1.2. | Security Instruments | 1 |
| 1.3. | Indemnity Agreement | 1 |
| 2. | DEFINITIONS | 2 |
| 3. | THE LOANS | 16 |
| 3.1. | Use of Proceeds | 16 |
| 3.2. | Pro Rata Treatment | 17 |
| 3.3. | Interest And Default Rate | 17 |
| 3.4. | Prepayments; Break Funding Payments | 18 |
| 3.5. | Joint and Several Obligations | 20 |
| 4. | DISBURSEMENTS OF THE INITIAL LOAN; FUNDING AND PAYMENT MECHANICS | 22 |
| 4.1. | Disbursements. | 22 |
| 4.2. | Payments Generally. | 23 |
| 4.3. | Increase in Commitments. | 24 |
| 5. | CONDITIONS PRECEDENT TO CLOSING OF THE LOAN | 25 |
| 5.1. | Loan Documents | 25 |
| 5.2. | Real Estate Deliverables | 26 |
| 5.3. | Financial Statements | 27 |
| 5.4. | Formation and Authority Documents and Information | 27 |
| 5.5. | Legal Opinions | 28 |
| 5.6. | Representations and Warranties | 28 |
| 5.7. | Event of Default | 28 |
| 5.8. | Restricted Subsidiaries | 28 |
| 5.9. | Beneficial Ownership Certification | 28 |
| 5.10. | Arrangement Fee and Expenses | 28 |
| 6. | BENCHMARK REPLACEMENT | 29 |
| 7. | TITLE INSURANCE | 31 |
| 7.1. | Basic Insurance | 31 |
| 8. | INSURANCE | 31 |
| 8.1. | Insurance Policies | 31 |
| 8.2. | Notice of Casualty; Rights in Condemnation Proceedings; Adjustment | 31 |
| 8.3. | Application of Insurance Proceeds and Condemnation Awards | 32 |
| 9. | RIGHTS OF INSPECTION; AGENCY | 34 |

US-DOCS\133490421.16

LOAN AGREEMENT
Table of Contents

9.1. Rights of Inspection ....... 34
9.2. Protection of Lenders' Rights ....... 34
10. REPRESENTATIONS AND WARRANTIES OF EACH BORROWER ....... 35
10.1. Organization; Corporate Powers; Authorization of Borrowings ....... 35
10.2. Title to Properties; Matters Affecting Properties ....... 36
10.3. Financial Statements. ....... 37
10.4. No Loan Broker ....... 37
10.5. No Default ....... 37
10.6. Insurance ....... 37
10.7. Complete and Accurate Reports ....... 37
10.8. ERISA ....... 37
10.9. Litigation ....... 38
10.10. Environmental Compliance ....... 38
10.11. USA Patriot Act ....... 38
10.12. Beneficial Ownership Certification ....... 38
10.13. Solvency ....... 38
10.14. No Material Adverse Effect ....... 39
11. COVENANTS OF EACH BORROWER. ....... 39
11.1. Affirmative Covenants of Each Borrower ....... 39
11.2. Negative Covenants of Each Borrower ....... 43
12. APPRAISALS. ....... 45
12.1. Appraisal ....... 45
12.2. Cooperation ....... 45
13. RESERVED. ....... 45
14. EVENTS OF DEFAULT. Any of the following events is an "Event of Default": ....... 45
14.1. Payment ....... 45
14.2. Failure to Perform Under Loan Documents ....... 45
14.3. Reserved ....... 46
14.4. False or Misleading Representation or Warranty ....... 46
14.5. Cross-Default ....... 46
14.6. Failure to Discharge Mechanics' Liens ....... 46
14.7. Insolvency ....... 47
14.8. Voluntary Petition in Bankruptcy ....... 47
14.9. Involuntary Petition in Bankruptcy ....... 47
14.10. Breach of Covenant ....... 47
14.11. Default under any Secured Swap Transaction ....... 47
14.12. Cessation of Loan Documents to be Effective ....... 47

US-DOCS\133490421.16

LOAN AGREEMENT
Table of Contents

15. REMEDIES. ....47
15.1. Actions upon Default ....47
15.2. Appointment of the Administrative Agent as Attorney-in-Fact ....48
15.3. Provisional Remedies, Self-Help and Foreclosure ....48
16. INCREASED COSTS. ....49
16.1. Increased Costs Generally ....49
16.2. Capital Requirements ....49
17. SUCCESSORS AND ASSIGNS ....50
18. TAXES ....53
19. NO SETOFFS ....57
20. ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES; DUTY TO MITIGATE ....57
21. FEES AND CHARGES ....58
22. TITLE ENDORSEMENTS; TAX SEARCHES; ADMINISTRATIVE COSTS ....58
23. RESERVED ....59
24. RELEASES OF PROPERTIES. ....59
24.1. Releases Upon Consummation of a Permitted Sale ....59
24.2. Full Repayment of Loan. ....59
25. MISCELLANEOUS. ....60
25.1. Notices ....60
25.2. Waivers; Amendments ....61
25.3. Reserved ....62
25.4. Expenses; Indemnity; Fees ....62
25.5. No Third Party ....63
25.6. Time of Essence; Context ....63
25.7. Governing Law ....63
25.8. Forum; Service of Process ....63
25.9. Confidentiality ....64
25.10. Entire Agreement ....65
25.11. Headings ....65
25.12. Severability ....65
25.13. Counterparts ....65
25.14. Patriot Act Compliance ....65
25.15. Interpretation ....65
26. WAIVER OF JURY TRIAL ....66
27. THE ADMINISTRATIVE AGENT. ....67
27.1. Appointment and Authority. ....67

US-DOCS\133490421.16

LOAN AGREEMENT Table of Contents US-DOCS\133490421.16 Rights as a Lender. ................................................................................................. 67 Exculpatory Provisions. ........................................................................................... 67 Reliance by Administrative Agent. ........................................................................... 68 Delegation of Duties. . ............................................................................................ 69 Resignation of Administrative Agent. ....................................................................... 69 Non-Reliance on Administrative Agent and Other Lenders. ..................................... 70 No other Duties, etc. ................................................................................................ 70 Administrative Agent May File Proofs of Claim. ....................................................... 70 Collateral and Guaranty Matters. ............................................................................. 71 Exhibits Exhibit “A” – Initial Loan Disbursement Schedule Exhibit “B” – Insurance Requirements Exhibit “C” – Compliance Certificate Exhibit “D” – Notice of Borrowing/Interest Selection Exhibit “E” – Assignment and Acceptance Exhibit “F” - Incremental Amendment Schedules Schedule 1 – Security Instruments Schedule 2 - Initial Commitments Schedule 3 - Minimum Release Price Schedule 4 – Permitted Liens Schedule 5 - CC&R Exceptions Schedule 6 - Post-Closing Matters